As filed with the SEC on March 8, 2007

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 - December 31, 2006

Item 1: Report(s) to Shareholders.

President's Report	1

Transamerica Premier Diversified Equity Fund	2

Transamerica Premier Equity Fund	6

Transamerica Premier Focus Fund	9

Transamerica Premier Growth Opportunities Fund	12

Transamerica Premier Balanced Fund	15

Transamerica Premier High Yield Bond Fund	21

Transamerica Premier Cash Reserve Fund	26

Transamerica Premier Institutional Bond Fund	29

Transamerica Premier Institutional Equity Fund	33

Transamerica Premier Institutional Small Cap Value Fund	36

Transamerica Premier Institutional Diversified Equity Fund	39

Financial Statements

Statements of Assets and Liabilities	43

Statements of Operations	45

Statements of Changes in Net Assets	47

Financial Highlights	51

Notes to Financial Statements	58

Directors and Officers	65

Report of Independent Registered Public Accounting Firm	67

I am pleased to present the Transamerica Premier Funds Annual Report for 2006, the fourth consecutive year of positive returns for equities. During these twelve months, plentiful global liquidity and strong earnings growth drove the major U.S. stock market indexes to new highs and double-digit total returns. Most sectors of the market participated in the gains.

Buoyed by high levels of productivity, relatively steady consumer and business spending, and sustained economic growth, corporate profit growth ranged from healthy to positively outstanding. As a result, by year-end, corporate America had achieved strong earnings growth.

Stock prices also received a boost from the ample supply of money and credit available in the U.S. and global financial systems, the result of years of historically low interest rates at home and abroad. Even now, after four rate hikes in 2006 that raised the federal funds rate to 5.25%, U.S. interest rates are still attractive – well within what we consider the historical long-term average range of 3.5% to 7.0%. More importantly, it appears that the Federal Reserve (the Fed) has successfully used them to achieve a "soft landing," applying the brakes to the economy without bringing it to a halt.

For the bond market, the Fed's rate hikes and its decision to leave rates unchanged produced more mixed results. Generally poor returns in the first half of the period gave way to a strong rally in the second. Bonds that are more sensitive to corporate profits (e.g., corporate bonds, convertible securities and high-yield bonds) fared better, sometimes much better, than interest rate-sensitive bonds like Treasuries.

As we flip the page from 2006 to 2007, our outlook is positive. Although the Fed continues to comment that it is more concerned about inflationary pressures than a moderating economy, there are signs that inflation is ebbing. Consequently, we believe the Fed will leave interest rates unchanged for at least the first six months of 2007, perhaps longer, adding a measure of stability to the environment for stocks and bonds.

History tells us that moderately slowing economic growth and abundant liquidity can be good for stocks. The Fed-engineered soft landings in the mid-1980s and mid-1990s were followed by several years of expansion for both the economy and stock prices.

History also tells us that earnings growth may slow along with the economy. We believe the deceleration will be gradual and, thus, not harmful to stock prices. Stock prices have grown for four straight years, but corporate earnings have grown even faster. Valuations (i.e., price-earnings ratios) therefore are still reasonable in many sectors, leaving room for additional price gains.

In our view, all of this adds up to another year of solid progress for stocks and at least average returns for bonds. We look forward to another year of adding to the value of your investment in the Transamerica Premier Funds.

Finally, on behalf of everyone at the Transamerica Premier Funds and Transamerica Investment Management, LLC, the funds' investment adviser, please accept my thanks for your continued support.

Sincerely,

Gary U. Rollé
President

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Lead Manager: Gary U. Rollé, Co-Portfolio Manager: Geoffrey I. Edelstein

Market Environment

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about persistent inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

For the full twelve months, the Standard and Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 15.78%. Traditional value sectors of the S&P 500, such as energy and telecommunications, advanced most.

Performance

For the year ended December 31, 2006, Transamerica Premier Diversified Equity Fund, Investor Class returned 9.42%. By comparison its benchmark, the S&P 500, returned 15.78%.

Strategy Review

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was most heavily weighted in those sectors.

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), The McGraw-Hill Companies Inc. ("McGraw-Hill"), Las Vegas Sands Corp. ("Las Vegas Sands") and Hilton Hotels Corporation ("Hilton").

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges. Casino operator Las Vegas Sands, which has facilities in both the U.S. and Asia, is well positioned to capitalize on the worldwide growth in travel and leisure activities, while Hilton is benefiting from a strong franchise among both business and leisure travelers who prefer full-service hotels. As for publisher McGraw-Hill, it is in the midst of a textbook-adoption cycle that bodes well for revenues in 2007-2008.

These gains were partially offset by losses in a variety of sectors, including discretionary stocks (eBay Inc. ("eBay")), technology holdings (SanDisk Corporation ("SanDisk")) and healthcare (Affymetrix, Inc. ("Affymetrix")), which manufactures products used in biomedical/genetic research. Concerned about their future profitability, we eliminated eBay and Affymetrix. We believe there will be the potential for a rebound in 2007 for SanDisk, a maker of portable digital memory devices, as more devices that use its products as components are developed.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Five Years	Since Inception*
Investor Class	9.42%	6.23%	5.28%
S&P 500 Index(1)	15.78%	6.19%	4.56%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — April 1, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio 1.15%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page2

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,055.60	1.15%	$5.96
Hypothetical[b]	1,000.00	1,019.41	1.15	5.85

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page3

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace — 3.4%
Boeing Co. (The)	30,000	$2,665
United Technologies Corp.	71,000	4,439
		7,104
Air Transportation — 1.8%
FedEx Corp.	34,000	3,693
Amusement & Recreation Services — 2.3%
Disney (Walt) Co. (The)	140,000	4,798
Apparel & Accessory Stores — 2.0%
Nordstrom, Inc.	83,000	4,095
Automotive — 4.5%
Harley-Davidson, Inc.	70,500	4,968
PACCAR, Inc.	68,000	4,413
		9,381
Beverages — 2.5%
PepsiCo, Inc.	83,520	5,224
Chemicals & Allied Products — 3.9%
Ecolab, Inc.	100,000	4,520
Monsanto Co.	70,000	3,677
		8,197
Commercial Banks — 1.4%
JP Morgan Chase & Co.	60,000	2,898
Communications Equipment — 1.8%
QUALCOMM, Inc.	100,000	3,779
Computer & Data Processing Services — 7.4%
Electronic Arts, Inc.‡	89,000	4,482
Google, Inc. — Class A‡	10,250	4,720
Microsoft Corp.	205,000	6,121
		15,323
Computer & Office Equipment — 4.9%
Apple Computer, Inc.‡	100,000	8,484
Sandisk Corp.‡	40,000	1,721
		10,205
Drug Stores & Proprietary Stores — 2.3%
Walgreen Co.	104,000	4,773
Engineering & Management Services — 2.9%
Jacobs Engineering Group, Inc.‡	74,000	6,034
Entertainment — 1.0%
International Game Technology	47,000	2,172
Food Stores — 1.7%
Whole Foods Market, Inc.	73,000	3,426
Hardware Stores — 0.9%
Fastenal Co.	50,000	1,794

	Shares	Value
Holding & Other Investment Offices — 2.6%
Host Hotels & Resorts, Inc. REIT	42,000	$1,031
Plum Creek Timber Co., Inc. REIT	111,000	4,423
		5,454
Hotels & Other Lodging Places — 5.9%
Hilton Hotels Corp.	200,000	6,980
Las Vegas Sands Corp.‡	60,000	5,369
		12,349
Industrial Machinery & Equipment — 7.7%
Caterpillar, Inc.	100,000	6,133
Donaldson Co., Inc.	80,000	2,777
Graco, Inc.	50,000	1,981
Kennametal, Inc.	85,000	5,002
		15,893
Insurance — 1.0%
WellPoint, Inc.‡	27,000	2,125
Medical Instruments & Supplies — 1.5%
Zimmer Holdings, Inc.‡	41,000	3,214
Motor Vehicles, Parts & Supplies — 1.1%
BorgWarner, Inc.	40,000	2,361
Oil & Gas Extraction — 3.6%
Apache Corp.	30,000	1,995
Schlumberger, Ltd.	85,450	5,397
		7,392
Petroleum Refining — 2.1%
Suncor Energy, Inc.	53,900	4,253
Pharmaceuticals — 1.7%
Amgen, Inc.‡	52,000	3,552
Primary Metal Industries — 0.9%
Hubbell, Inc. — Class B	40,000	1,808
Printing & Publishing — 3.8%
McGraw-Hill Cos., Inc. (The)	115,000	7,822
Restaurants — 1.9%
Starbucks Corp.‡	110,000	3,896
Rubber & Misc. Plastic Products — 1.9%
NIKE, Inc. — Class B	40,000	3,961
Security & Commodity Brokers — 11.1%
American Express Co.	150,000	9,101
Ameriprise Financial, Inc.	80,000	4,360
BlackRock, Inc.	21,000	3,190
Chicago Mercantile Exchange	12,600	6,423
		23,074
Telecommunications — 2.2%
Verizon Communications, Inc.	120,000	4,469
Transportation & Public Utilities — 1.4%
Expeditors International of Washington, Inc.	70,000	2,835

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
Water Transportation — 0.9%
Carnival Corp.	40,000	$1,962
Wholesale Trade Durable Goods — 1.9%
Grainger (W.W.), Inc.	55,000	3,847
Total Common Stocks (cost: $167,811)		203,163
Total Investment Securities (cost: $167,811)#		$203,163

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $167,782. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $38,282 and $2,901, respectively. Net unrealized appreciation for tax purposes is $35,381.

DEFINITIONS:

REIT — Real Estate Investment Trust

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Portfolio Manager: Gary U. Rollé

Market Environment

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about persistent inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

For the full twelve months, the Standard and Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 15.78%. Traditional value sectors of the S&P 500, such as energy and telecommunications, advanced most.

Performance

For the year ended December 31, 2006, Transamerica Premier Equity Fund, Investor Class returned 7.54%. By comparison its benchmark, the S&P 500, returned 15.78%.

Strategy Review

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was overweighted in those sectors.Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), Marriott International, Inc. ("Marriott"), MGM Mirage, Inc. ("MGM") and Expeditors International of Washington, Inc ("Expeditors").

Expeditors, a freight broker that arranges contracts between shippers and shipping companies, has experienced exceptional earnings growth driven by increasing levels of international trade. Because it has no shipping assets (e.g., trucks or freighters) of its own, Expeditors can expand its business quickly without large-scale investment in costly equipment. These flexible business models, combined with rising freight volumes, helped Expeditors achieve exceptional earnings growth for several consecutive quarters, fueling strong stock-price gains.

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges.

Hotel/casino operator MGM and hotelier Marriott are benefiting from high occupancy rates for hotels and a relative shortage of premium rooms. Additionally, Marriott is constructing properties overseas that will add to revenues without impinging on existing markets.

These gains were partially offset by losses in a variety of sectors, most notably consumer discretionary stocks (eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk")). Concerned about their future profitability, we eliminated eBay and XM. We believe there will be the potential for a rebound in 2007 for SanDisk, a maker of portable digital memory devices, as more devices that use its products as components are developed.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

	Average Annual Total Return
Total Returns As of December 31, 2006	One Year	Five Years	Ten Years	Since Inception*
Investor Class	7.54%	7.24%	10.23%	11.37%
S&P 500 Index(1)	15.78%	6.19%	8.43%	10.01%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — October 2, 1995.

  **  Hypothetical illustration of $10,000 invested at December 31, 1996, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio 1.15%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page6

TRANSAMERICA PREMIER EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,055.80	1.15%	$5.96
Hypothetical[b]	1,000.00	1,019.41	1.15	5.85

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page7

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 98.4%
Air Transportation — 2.9%
FedEx Corp.	150,000	$16,293
Apparel & Accessory Stores — 1.7%
Nordstrom, Inc.	191,000	9,424
Automotive — 2.5%
Harley-Davidson, Inc.	200,000	14,094
Beverages — 2.4%
PepsiCo, Inc.	220,000	13,761
Chemicals & Allied Products — 3.4%
Praxair, Inc.	330,000	19,579
Communications Equipment — 4.7%
QUALCOMM, Inc.	490,000	18,517
Research In Motion, Ltd.‡	66,000	8,433
		26,950
Computer & Data Processing Services — 9.6%
Google, Inc. — Class A‡	40,000	18,419
Intuit, Inc.‡	442,000	13,485
Microsoft Corp.	770,000	22,992
		54,896
Computer & Office Equipment — 6.5%
Apple Computer, Inc.‡	315,000	26,725
Sandisk Corp.‡	245,000	10,542
		37,267
Drug Stores & Proprietary Stores — 3.5%
Walgreen Co.	432,000	19,824
Electronic & Other Electric Equipment — 2.6%
General Electric Co.	400,000	14,884
Engineering & Management Services — 3.6%
Jacobs Engineering Group, Inc.‡	250,000	20,385
Food Stores — 2.5%
Whole Foods Market, Inc.	300,000	14,079
Hotels & Other Lodging Places — 9.1%
Las Vegas Sands Corp.‡	160,000	14,317
Marriott International, Inc. — Class A	420,000	20,042
MGM Mirage, Inc.‡	310,000	17,779
		52,138
Industrial Machinery & Equipment — 2.6%
Caterpillar, Inc.	240,000	14,719

	Shares	Value
Insurance — 3.0%
WellPoint, Inc.‡	220,000	$17,312
Management Services — 1.4%
Paychex, Inc.	208,540	8,246
Medical Instruments & Supplies — 2.8%
Zimmer Holdings, Inc.‡	200,000	15,676
Oil & Gas Extraction — 2.3%
Schlumberger, Ltd.	204,800	12,935
Petroleum Refining — 1.9%
Suncor Energy, Inc.	139,200	10,984
Pharmaceuticals — 5.1%
Allergan, Inc.	143,000	17,123
Genentech, Inc.‡	150,000	12,170
		29,293
Printing & Publishing — 5.0%
McGraw-Hill Cos., Inc. (The)	420,000	28,568
Restaurants — 2.5%
Starbucks Corp.‡	400,000	14,168
Security & Commodity Brokers — 12.0%
American Express Co.	400,000	24,268
Ameriprise Financial, Inc.	300,000	16,350
Chicago Mercantile Exchange	55,000	28,036
		68,654
Telecommunications — 1.8%
Sprint Nextel Corp.	550,000	10,390
Transportation & Public Utilities — 3.0%
Expeditors International of Washington, Inc.	425,000	17,213
Total Common Stocks (cost: $485,530)		561,732
Total Investment Securities (cost: $485,530)#		$561,732

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $486,514. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $81,068 and $5,850, respectively. Net unrealized appreciation for tax purposes is $75,218.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page8

TRANSAMERICA PREMIER FOCUS FUND

Co-Portfolio Managers: Edward S. Han, Kirk J. Kim, Joshua D. Shaskan, Gregory Weirick

Market Environment

The twelve months ended December 31, 2006, were very volatile and very positive for U.S. stocks. Throughout the early months of the period, corporate earnings continued to grow, unemployment levels trended downward and the economy expanded rapidly. Focused on these factors – and largely discounting stubbornly high inflation numbers and regular interest rate increases by the Federal Reserve Board ("Fed") – the U.S. stock market advanced rapidly until May, when yet another rate increase and an uptick in inflation upset investor confidence. The market swooned, declining until the Fed chose in August to leave rates unchanged.

Thereafter, with interest rates stabilized, inflation in check, corporate earnings growth steady and large amount of capital available for investment, investors bid up stock prices. The market rallied strongly, ending the year with a twelve-month total return of 15.78% for the Standard and Poor's 500 Composite Stock Index ("S&P 500"). Value stocks outperformed growth equities as areas sensitive to commodities prices, most notably energy and utilities, posted large gains.

Performance

For the year ended December 31, 2006, Transamerica Premier Focus Fund, Investor Class returned 5.70%. By comparison its benchmark, the S&P 500, returned 15.78%.

Strategy Review

As the name implies, Transamerica Premier Focus Fund concentrates on a limited number of stocks — ideally, 20 to 30 of our "best ideas" from among the market's core and growth equities, regardless of size (i.e., market capitalization). Once a stock reaches our estimate of fair value, we divest it in favor of new opportunities. Cash levels are permitted to rise as high as 40% of assets, if necessary, while we seek out businesses trading at a substantial discount to their discounted cash flow value. In choosing these companies, we look for competitive advantages and strong secular trends that can fuel earnings growth for several years to come.

This concentrated approach accounts for a portion of the portfolio's underperformance. Because up to 4% or 6% of assets may be invested in a single security, price gains and losses for individual securities are magnified. Other factors were a relative lack of value stocks, especially in the strong-performing energy sector, and company-specific results for a number of technology and consumer discretionary holdings. Having said that, we should point out that other technology and consumer discretionary stocks were top contributors to results. Chief among them were Las Vegas Sands Corp. ("Las Vegas Sands"), Macrovision Corporation ("Macrovision") and Apple Computer Inc. ("Apple"). Las Vegas Sands, which has casino operations in Las Vegas and China, continues to experience robust demand for its services in Macao. Furthermore, the company won the right in 2006 to open a facility in Singapore. Macrovision provides copyright protection products software. Already embedded in such media as DVD releases of Hollywood movies, this software also is becoming part of the devices that download and play digital content. Apple benefited from the launch of a new laptop that was well received by consumers; this in addition to being the dominant player in the personal music device business (e.g., iPods).

During the year, we exited stocks whose underlying secular growth trends or competitive advantages were deteriorating. Among them were Websense, Inc. and SafeNet, Inc., two companies that produce technology-based security products. Both companies felt the pinch of increasing levels of competition within their industry. We also eliminated Jupitermedia Corporation.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Five Years	Since Inception*
Investor Class	5.70%	7.26%	12.41%
S&P 500 Index(1)	15.78%	6.19%	6.76%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — July 1, 1997.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio 1.20%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page9

TRANSAMERICA PREMIER FOCUS FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,096.50	1.17%	$6.18
Hypothetical[b]	1,000.00	1,019.31	1.17	5.96

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page10

TRANSAMERICA PREMIER FOCUS FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 96.9%
Apparel & Accessory Stores — 1.3%
Under Armour, Inc. — Class A‡	22,500	$1,135
Business Services — 4.1%
Getty Images, Inc.‡	23,300	998
Valueclick, Inc.‡	109,640	2,591
		3,589
Chemicals & Allied Products — 2.1%
Praxair, Inc.	30,175	1,790
Commercial Banks — 2.5%
Wintrust Financial Corp.	45,600	2,190
Communication — 2.2%
XM Satellite Radio Holdings, Inc. — Class A‡	135,610	1,959
Communications Equipment — 6.4%
QUALCOMM, Inc.	129,922	4,910
Research In Motion, Ltd.‡	5,000	639
		5,549
Computer & Data Processing Services — 1.6%
Google, Inc. — Class A‡	3,020	1,391
Computer & Office Equipment — 13.8%
Apple Computer, Inc.‡	93,326	7,918
Sandisk Corp.‡	95,240	4,098
		12,016
Educational Services — 4.9%
Strayer Education, Inc.	40,003	4,242
Electronic & Other Electric Equipment — 2.7%
General Electric Co.	63,491	2,362
Engineering & Management Services — 4.4%
Jacobs Engineering Group, Inc.‡	47,234	3,851
Entertainment — 0.0%
International Game Technology	125	6
Holding & Other Investment Offices — 1.8%
Host Hotels & Resorts, Inc. REIT	65,000	1,596
Hotels & Other Lodging Places — 7.2%
Las Vegas Sands Corp.‡	70,520	6,310
Industrial Machinery & Equipment — 3.8%
Caterpillar, Inc.	28,100	1,723
Dril-Quip, Inc.‡	41,030	1,607
		3,330

	Shares	Value
Management Services — 2.6%
CRA International, Inc.‡	43,513	$2,280
Manufacturing Industries — 2.0%
Shuffle Master, Inc.‡	66,000	1,729
Medical Instruments & Supplies — 5.2%
Coherent, Inc.‡	62,620	1,977
Zimmer Holdings, Inc.‡	33,030	2,589
		4,566
Motion Pictures — 5.3%
Macrovision Corp.‡	162,406	4,590
Oil & Gas Extraction — 1.3%
Schlumberger, Ltd.	17,970	1,135
Pharmaceuticals — 6.4%
Allergan, Inc.	46,660	5,587
Restaurants — 2.2%
PF Chang's China Bistro, Inc.‡	25,000	959
Starbucks Corp.‡	26,540	940
		1,899
Rubber & Misc. Plastic Products — 1.9%
NIKE, Inc. — Class B	16,930	1,677
Security & Commodity Brokers — 11.2%
American Express Co.	43,230	2,623
Ameriprise Financial, Inc.	32,640	1,779
Chicago Mercantile Exchange	10,453	5,328
		9,730
Total Common Stocks (cost: $67,754)		84,509
Total Investment Securities (cost: $67,754)#		$84,509

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $67,777. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $18,854 and $2,122, respectively. Net unrealized appreciation for tax purposes is $16,732.

DEFINITIONS:

REIT — Real Estate Investment Trust

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page11

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Portfolio Managers: Edward S. Han, John J. Huber

Market Environment

For the twelve months ended December 31, 2006, the Russell Mid Cap Growth Index ("Russell Mid Cap Growth") followed a bumpy path to a 10.66% total return. Responding positively to sustained strength in both the U.S. economy and corporate earnings – and largely disregarding inflationary pressures and rising interest rates – the market charged ahead until May. By spring, however, weakness in the housing market pointed toward a slowing economy. The housing slowdown, combined with higher energy prices and indications that inflation was resisting the Federal Reserve Board's ("Fed") effort to check it, undermined investor confidence and the market plunged. Stocks in economically sensitive sectors (e.g., technology and consumer discretionary stocks) were most affected by the downdraft.

Later, amid falling energy prices and signs that its credit-tightening policy was working, the Fed left interest rates unchanged. Investor confidence improved and, buoyed by still more attractive earnings reports, the market staged a strong rally. For the full period, the best-performing sectors of the Russell Midcap Growth were those most affected by rapidly rising commodities prices during much of the year (e.g., materials/processing).

Performance

For the year ended December 31, 2006, Transamerica Premier Growth Opportunities Fund, Investor Class returned 4.17%. By comparison its primary and secondary benchmarks, the Russell 2500 Growth Index and the Russell Midcap Growth, returned 12.26% and 10.66%, respectively.

Strategy Review

We focus on companies with the potential to outperform over a three- to five-year time horizon, due to a combination of quality management, sustainable competitive advantages, and positive secular growth trends. For some time now, a majority of the companies meeting our parameters have been technology, consumer discretionary, and financial services businesses. In each of these areas, our holdings as a group lagged the benchmark in 2006, although results for individual securities in each sector were mixed.

The portfolio's largest individual contributors to performance during the period included BlackRock, Inc. ("BlackRock") (financial services), Las Vegas Sands Corp. ("Las Vegas Sands") (consumer discretionary), Expeditors International of Washington, Inc. ("Expeditors") and C.H. Robinson Worldwide, Inc. ("Robinson") (autos/transportation). BlackRock, an asset manager, is benefiting from wealth accumulation trends, a well-executed merger that has expanded its market, and expanded overseas operations. Las Vegas Sands is well positioned within the gaming industry, growing rapidly at home and abroad. The gains for freight brokers Robinson and Expeditors were due to good execution and rising freight volumes in a burgeoning global economy.

During the year, we replaced certain economically sensitive or faltering consumer and technology stocks with other consumer equities that exhibit stronger long-term potential. For example, we exited XM Satellite Radio Holdings Inc., where the cost of acquiring new subscribers was rising while subscriber growth was falling; diet company Weight Watchers International, Inc., where problems in its international operations proved difficult to resolve; online jewelry purveyor Blue Nile, Inc., where growth was slowing; and McAfee, Inc., an Internet security software provider whose competitive position is deteriorating.

Having said that, we should point out that we maintained the exposure to other consumer and technology stocks, including some that detracted from annual results, such as SanDisk Corporation ("SanDisk"), a maker of portable digital memory devices. Sandisk's sales and revenue growth is dependent upon the development of new uses for digital memory, which is evolving more slowly than we originally anticipated.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND WITH THE RUSSELL 2500 GROWTH INDEX** AND RUSSELL MID CAP GROWTH INDEX

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Five Years	Since Inception*
Investor Class	4.17%	8.59%	15.09%
Russell 2500 Growth Index(1)	12.26%	7.63%	6.74%
Russell Mid Cap Growth Index(1)	10.66%	8.23%	7.95%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap Growth companies with higher price-to-book ratios and higher forecasted growth value. The Russell Mid Cap Growth Index measures the performance of the 2500 smallest companies (approximately 17%) in the Russell 3000 Index (an index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. You cannot invest directly in an Index. For reporting periods through December 31, 2004, the Fund had selected the Russell 2500 Growth Index as its benchmark measure; however, the Russell Mid Cap Growth Index is more appropriate for comparison to the Fund.

  *  Investor Class — July 1, 1997.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio 1.17%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page12

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$978.80	1.17%	$5.84
Hypothetical[b]	1,000.00	1,019.31	1.17	5.96

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page13

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 98.3%
Amusement & Recreation Services — 3.3%
Station Casinos, Inc.	53,260	$4,350
Apparel & Accessory Stores — 2.4%
Nordstrom, Inc.	14,000	691
Under Armour, Inc. — Class A‡	48,535	2,449
		3,140
Business Services — 0.5%
Getty Images, Inc.‡	16,860	722
Commercial Banks — 3.0%
Wintrust Financial Corp.	82,010	3,938
Communication — 4.4%
Global Payments, Inc.	125,040	5,789
Computer & Data Processing Services — 8.3%
Alliance Data Systems Corp.‡	62,530	3,906
Cerner Corp.‡	42,130	1,917
Checkfree Corp.‡	90,740	3,644
Intuit, Inc.‡	28,480	869
THQ, Inc.‡	20,200	657
		10,993
Computer & Office Equipment — 2.6%
Sandisk Corp.‡	78,290	3,369
Educational Services — 1.6%
Strayer Education, Inc.	19,380	2,055
Electronic Components & Accessories — 0.9%
Microchip Technology, Inc.	34,850	1,140
Engineering & Management Services — 5.1%
Jacobs Engineering Group, Inc.‡	82,960	6,764
Food Stores — 2.5%
Whole Foods Market, Inc.	70,180	3,293
Health Services — 2.3%
Covance, Inc.‡	50,820	2,994
Holding & Other Investment Offices — 1.1%
Host Hotels & Resorts, Inc. REIT	59,600	1,463
Hotels & Other Lodging Places — 8.4%
Hilton Hotels Corp.	170,360	5,946
Las Vegas Sands Corp.‡	57,320	5,129
		11,075
Industrial Machinery & Equipment — 9.4%
Cameron International Corp.‡	113,950	6,045
Graco, Inc.	35,200	1,395
Kennametal, Inc.	85,335	5,022
		12,462

	Shares	Value
Instruments & Related Products — 1.8%
Trimble Navigation, Ltd.‡	47,650	$2,417
Medical Instruments & Supplies — 5.4%
Intuitive Surgical, Inc.‡	20,730	1,988
Techne Corp.‡	93,140	5,165
		7,153
Motion Pictures — 3.0%
Macrovision Corp.‡	141,360	3,995
Oil & Gas Extraction — 1.8%
Forest Oil Corp.‡	70,960	2,319
Paperboard Containers & Boxes — 1.0%
Packaging Corp. of America	60,940	1,347
Pharmaceuticals — 0.9%
Allergan, Inc.	10,200	1,221
Security & Commodity Brokers — 18.3%
Ameriprise Financial, Inc.	57,700	3,145
BlackRock, Inc.	50,400	7,656
Chicago Mercantile Exchange	9,240	4,710
Cohen & Steers, Inc.	91,355	3,670
Morningstar, Inc.‡	37,790	1,702
Nymex Holdings, Inc.‡	18,120	2,247
Western Union Co. (The)	43,505	975
		24,105
Telecommunications — 4.5%
NeuStar, Inc. — Class A‡	184,035	5,970
Transportation & Public Utilities — 4.8%
CH Robinson Worldwide, Inc.	69,421	2,839
Expeditors International of Washington, Inc.	86,850	3,517
		6,356
Wholesale Trade Durable Goods — 1.0%
Grainger (W.W.), Inc.	18,875	1,320
Total Common Stocks (cost: $103,964)		129,750
Total Investment Securities (cost: $103,964)#		$129,750

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $103,968. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $28,342 and $2,560, respectively. Net unrealized appreciation for tax purposes is $25,782.

DEFINITIONS:

REIT — Real Estate Investment Trust

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page14

TRANSAMERICA PREMIER BALANCED FUND

Lead Equity Portfolio Manager: Gary U. Rollé, Lead Fixed Income Portfolio Manager: Heidi Y. Hu

Market Environment

In the twelve months ended December 31, 2006, economic and market forces came together to propel the Standard and Poor's 500 Composite Stock Index ("S&P 500") to a fourth consecutive year of gains. Buoyed by another year of strong earnings growth, the S&P 500 advanced 15.78%, led by traditional "value" sectors like energy and telecommunications. For most sectors of the stock market, the majority of the advance occurred in the final four months, after the Federal Reserve Board ("Fed") stopped raising short-term interest rates. In the fixed income market, Treasury bond yields rose during the year, and corporate bonds outperformed Treasuries in the second half of the period as investors, encouraged by stable interest rates, developed a strong appetite for riskier investments. The Lehman Brothers U.S. Government/Credit Index ("LBGC") posted a twelve-month gain of 3.78%. A 60% equities/40% bonds blend of these indexes would have generated a twelve-month total return of 10.98%.

Performance

For the year ended December 31, 2006, Transamerica Premier Balanced Fund, Investor Class returned 8.20%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC returned 15.78% and 3.78%, respectively.

Strategy Review

The portfolio benefited from an overweighting in equities (65%+ of total assets throughout the period), which outperformed bonds. Other key drivers of portfolio performance were strong gains for consumer stocks and an above-index total return for the bond portfolio; these more than offset weaknesses among our technology and energy holdings.

Making the largest individual contributions to total return were several companies that are well positioned to benefit from long-term secular trends. For example, hotelier Marriott International, Inc. is riding a wave of consumer spending on products and services that enhance life experience, including travel and entertainment. Jacobs Engineering Group Inc. is benefiting from increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Chicago Mercantile Exchange Holdings Inc., an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives.

Our energy holdings also made meaningful contributions to results but nonetheless lagged the market-leading energy sector.

These and other gains were partially offset by losses for other consumer discretionary stocks (eBay Inc. ("eBay") and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk") and QUALCOMM Incorporated ("QUALCOMM")). Concerned about their future profitability, we eliminated eBay and XM. We believe there will be the potential for rebounds in 2007 for SanDisk, a maker of portable digital memory devices, and QUALCOMM, a manufacturer of semiconductor chips for cell phones.

The portfolio's fixed income securities outperformed the LBGC. This is attributable to our interest-rate positioning during the second-half bond market rally, and, to a greater extent, to an overweighting in the corporate bond sector. Anticipating that bond yields would fall once the Fed ended its campaign of rate hikes, we increased the portfolio's duration (i.e., its sensitivity to changing rates) in early summer. This added to results some months later, when yields declined materially (and prices, which move in the opposite direction, rose).

Within the corporate sector, we focused initially on basic materials companies that increased their prices in the strong global economy. When the economy later slowed and private equity firms increased their buyout activities (i.e. event risk), we took a more defensive stance, favoring securities of businesses that are less susceptible to moderating economic growth or event risk.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND
WITH S&P 500 INDEX AND LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

	Average Annual Total Return
Total Returns As of December 31, 2006	One Year	Five Years	Ten Years	Since Inception*
Investor Class	8.20%	7.65%	11.71%	11.97%
S&P 500 Index(1)	15.78%	6.19%	8.43%	10.01%
Lehman Brothers U.S. Government/Credit Index(1)	3.78%	5.17%	6.27%	6.25%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.

  *  Investor Class — October 2, 1995.

  **  Hypothetical illustration of $10,000 invested at December 31, 1996, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio 1.10%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page15

TRANSAMERICA PREMIER BALANCED FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1040.20	1.10%	$5.66
Hypothetical[b]	1,000.00	1019.66	1.10	5.60

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page16

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS — 7.0%
U.S. Treasury Bond
8.00% 11/15/2021	$1,025	$1,359
U.S. Treasury Inflation Indexed Bond
2.00% 01/15/2016	1,983	1,915
U.S. Treasury Note
5.13% 06/30/2011	500	508
4.50% 09/30/2011	1,390	1,378
3.88% 02/15/2013	6,516	6,236
4.50% 02/15/2016	4,450	4,379
4.88% 08/15/2016	3,586	3,629
4.63% 11/15/2016	550	546
4.50% 02/15/2036	6,825	6,490
Total U.S. Government Obligations (cost: $26,169)		26,440
MORTGAGE-BACKED SECURITIES — 2.1%
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.20% 12/01/2038	1,990	1,966
Crown Castle Towers LLC, Series 2006-1A, Class AFX — 144A 5.24% 11/15/2036	1,778	1,775
Morgan Stanley Capital I, Series 2006-HQ10, Class A4 5.33% 11/12/2041	2,019	2,016
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4* 5.57% 10/15/2048	1,946	1,974
Total Mortgage-Backed Securities (cost: $7,754)		7,731
ASSET-BACKED SECURITIES — 0.6%
Honda Auto Receivables Owner Trust, Series 2005-A Class A3 4.46% 05/21/2009	690	686
MBNA Credit Card Master Note Trust, Series 2003-A6 Class A6 2.75% 10/15/2010	1,250	1,210
Total Asset-Backed Securities (cost: $1,888)		1,896
CORPORATE DEBT SECURITIES — 17.4%
Aerospace — 0.4%
Textron Financial Corp. 6.00% 11/20/2009	1,500	1,532
Agriculture — 0.1%
Michael Foods, Inc. 8.00% 11/15/2013	500	519
Air Transportation — 0.2%
FedEx Corp. 9.65% 06/15/2012	750	893
Amusement & Recreation Services — 0.3%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	1,000	980
Automotive Service Stations — 0.1%
Petro Stopping Centers, LP/Petro Financial Corp. 9.00% 02/15/2012	500	518

	Principal Amount	Value
Beverages — 0.1%
Cia Brasileira de Bebidas 8.75% 09/15/2013	$450	$524
Business Credit Institutions — 0.9%
John Deere Capital Corp., Series S, (MTN) 4.88% 03/16/2009	2,275	2,255
Pemex Finance, Ltd. 9.03% 02/15/2011	918	978
		3,233
Business Services — 0.1%
Hertz Corp. — 144A 8.88% 01/01/2014	470	492
Chemicals & Allied Products — 1.2%
Cytec Industries, Inc. 5.50% 10/01/2010	460	457
ICI Wilmington, Inc. 4.38% 12/01/2008	1,150	1,128
Lubrizol Corp. 4.63% 10/01/2009	1,640	1,609
Monsanto Co. 5.50% 07/30/2035	900	848
Nalco Co. 7.75% 11/15/2011	300	307
		4,349
Commercial Banks — 2.4%
Dresdner Funding Trust I — 144A 8.15% 06/30/2031	625	753
HBOS PLC — 144Aab 5.92% 10/01/2015	800	785
Lloyds TSB Group PLC — 144Aab 6.27% 11/14/2016	990	990
PartnerRe Finance IIb 6.44% 12/01/2066	517	519
Sumitomo Mitsui Banking — 144Aab 5.63% 10/15/2015	920	899
USB Capital IXab 6.19% 04/15/2011	1,200	1,226
Wachovia Capital Trust IIIab 5.80% 03/15/2011	1,260	1,270
Wells Fargo & Co. 4.20% 01/15/2010	1,040	1,013
Wells Fargo Capital X 5.95% 12/15/2036	500	490
ZFS Finance USA Trust I — 144Ab 6.45% 12/15/2065	935	954
		8,899
Communication — 0.1%
Comcast Corp. 7.05% 03/15/2033	420	449

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Principal Amount	Value
Construction — 0.2%
Centex Corp., Senior Note 4.75% 01/15/2008	$900	$892
Department Stores — 0.5%
Meyer (Fred) Stores, Inc. 7.45% 03/01/2008	1,500	1,533
Neiman-Marcus Group, Inc. 9.00% 10/15/2015	400	437
		1,970
Electric Services — 0.6%
Dominion Resources, Inc. 5.69% 05/15/2008	810	811
DPL, Inc. 8.25% 03/01/2007	318	319
PSEG Funding Trust 5.38% 11/16/2007	1,250	1,247
		2,377
Electric, Gas & Sanitary Services — 0.2%
NiSource Finance Corp. 7.88% 11/15/2010	825	890
Food & Kindred Products — 0.4%
Bunge Ltd. Finance Corp. 4.38% 12/15/2008	1,370	1,341
Food Stores — 0.2%
Albertson's, Inc. 7.50% 02/15/2011	470	488
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	400	406
		894
Gas Production & Distribution — 1.0%
Kinder Morgan Energy Partners, LP 7.75% 03/15/2032	500	569
Oneok, Inc. 5.51% 02/16/2008	1,560	1,559
Southern Union Co., Senior Note 6.15% 08/16/2008	1,487	1,493
		3,621
Holding & Other Investment Offices — 1.3%
BRE Properties, Inc. REIT 5.75% 09/01/2009	1,670	1,679
iStar Financial, Inc. REIT 4.88% 01/15/2009	1,700	1,681
Simon Property Group, LP REIT 5.63% 08/15/2014	500	504
Weingarten Realty Investors REIT, Series A 5.26% 05/15/2012	1,000	994
		4,858

	Principal Amount	Value
Hotels & Other Lodging Places — 0.1%
Station Casinos, Inc. 6.88% 03/01/2016	$300	$269
Insurance — 0.5%
AXA SA — 144Aab 6.38% 12/14/2036	1,000	987
St. Paul Travelers Cos. (The), Inc. 6.75% 06/20/2036	770	851
		1,838
Insurance Agents, Brokers & Service — 0.2%
Hartford Financial Services Group, Inc., Senior Note 5.55% 08/16/2008	820	823
Metal Mining — 0.2%
Phelps Dodge Corp. 9.50% 06/01/2031	204	244
Vale Overseas, Ltd., Guaranteed Note 6.25% 01/23/2017	405	407
		651
Mortgage Bankers & Brokers — 0.4%
Glencore Funding LLC — 144A 6.00% 04/15/2014	385	375
ILFC E-Capital Trust II — 144Ab 6.25% 12/21/2065	450	457
MUFG Capital Finance 1, Ltd.ab 6.35% 07/25/2016	445	452
		1,284
Oil & Gas Extraction — 0.3%
Chesapeake Energy Corp., Senior Note 7.63% 07/15/2013	460	485
Husky Oil, Ltd.[b] 8.90% 08/15/2028	135	141
PetroHawk Energy Corp., Senior Note 9.13% 07/15/2013	400	420
		1,046
Personal Credit Institutions — 0.6%
Aiful Corp. — 144A 6.00% 12/12/2011	581	575
Capital One Bank 5.75% 09/15/2010	1,800	1,829
		2,404
Petroleum Refining — 0.9%
Enterprise Products Operating, LPb 8.38% 08/01/2066	460	498
Enterprise Products Operating, LP, Series B 4.00% 10/15/2007	1,290	1,274
Valero Energy Corp. 3.50% 04/01/2009	1,700	1,633
		3,405

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Principal Amount	Value
Printing & Publishing — 0.4%
CBS Corp., Senior Note 6.63% 05/15/2011	$1,000	$1,033
News America Holdings, Inc. 7.75% 12/01/2045	480	548
		1,581
Radio & Television Broadcasting — 0.3%
Chancellor Media Corp. 8.00% 11/01/2008	430	447
Univision Communications, Inc. 7.85% 07/15/2011	800	806
		1,253
Real Estate — 0.5%
Post Apartment Homes, LP 6.30% 06/01/2013	537	551
Westfield Capital Corp., Ltd./WT Finance Aust Pty, Ltd./ WEA Finance LLC — 144A 4.38% 11/15/2010	1,400	1,350
		1,901
Security & Commodity Brokers — 1.2%
BNP U.S. Funding LLC — 144Aab 7.74% 12/29/2049	1,000	1,018
Countrywide Financial Corp., Series A 4.50% 06/15/2010	1,350	1,316
E*Trade Financial Corp. 8.00% 06/15/2011	300	314
Residential Capital Corp. 6.38% 06/30/2010	355	359
Western Union Co. (The) — 144A 5.93% 10/01/2016	485	480
Xstrata Finance Canada, Ltd., Guaranteed Note, 144A 5.80% 11/15/2016	1,125	1,122
		4,609
Stone, Clay & Glass Products — 0.2%
Lafarge SA 7.13% 07/15/2036	604	656
Telecommunications — 0.5%
Nextel Communications, Inc., Series D 7.38% 08/01/2015	475	487
SBC Communications, Inc. 4.13% 09/15/2009	1,428	1,387
		1,874
Water Transportation — 0.8%
Carnival Corp. 3.75% 11/15/2007	1,700	1,677
Royal Caribbean Cruises, Ltd. 8.75% 02/02/2011	1,100	1,202
		2,879
Total Corporate Debt Securities (cost: $65,612)		65,704

	Shares	Value
COMMON STOCKS — 67.2%
Air Transportation — 2.3%
FedEx Corp.	80,000	$8,690
Apparel & Accessory Stores — 1.6%
Nordstrom, Inc.	122,000	6,019
Automotive — 4.8%
Harley-Davidson, Inc.	130,000	9,161
PACCAR, Inc.	135,000	8,761
		17,922
Beverages — 1.2%
PepsiCo, Inc.	70,000	4,379
Communications Equipment — 2.0%
QUALCOMM, Inc.	200,000	7,558
Computer & Data Processing Services — 4.3%
Google, Inc. — Class A‡	10,000	4,605
Intuit, Inc.‡	180,000	5,492
Microsoft Corp.	200,000	5,972
		16,069
Computer & Office Equipment — 3.2%
Apple Computer, Inc.‡	100,000	8,484
Sandisk Corp.‡	86,000	3,701
		12,185
Drug Stores & Proprietary Stores — 2.2%
Walgreen Co.	180,000	8,260
Electronic & Other Electric Equipment — 1.2%
General Electric Co.	120,000	4,465
Engineering & Management Services — 4.3%
Jacobs Engineering Group, Inc.‡	200,000	16,308
Food Stores — 0.7%
Whole Foods Market, Inc.	60,000	2,816
Hotels & Other Lodging Places — 4.6%
Marriott International, Inc. — Class A	240,000	11,453
MGM Mirage, Inc.‡	100,000	5,735
		17,188
Industrial Machinery & Equipment — 5.6%
Caterpillar, Inc.	200,000	12,266
Kennametal, Inc.	150,000	8,828
		21,094
Insurance — 1.3%
WellPoint, Inc.‡	64,000	5,036
Medical Instruments & Supplies — 1.0%
Zimmer Holdings, Inc.‡	50,000	3,919
Oil & Gas Extraction — 3.2%
Apache Corp.	55,000	3,658
Schlumberger, Ltd.	130,850	8,264
		11,922

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining — 1.9%
Suncor Energy, Inc.	93,200	$7,354
Pharmaceuticals — 2.7%
Amgen, Inc.‡	100,000	6,831
Genentech, Inc.‡	40,000	3,245
		10,076
Printing & Publishing — 4.2%
McGraw-Hill Cos., Inc. (The)	230,000	15,645
Restaurants — 1.1%
Starbucks Corp.‡	120,500	4,268
Security & Commodity Brokers — 8.3%
American Express Co.	200,000	12,134
Ameriprise Financial, Inc.	120,000	6,540
Chicago Mercantile Exchange	25,000	12,744
		31,418
Telecommunications — 1.0%
Sprint Nextel Corp.	200,000	3,778
Transportation & Public Utilities — 2.6%
Expeditors International of Washington, Inc.	240,000	9,720
Wholesale Trade Durable Goods — 1.9%
Grainger (W.W.), Inc.	100,000	6,994
Total Common Stocks (cost: $175,657)		253,083
Total Investment Securities (cost: $277,080)#		$354,854

NOTES TO SCHEDULE OF INVESTMENTS:

* Floating or variable rate note. Rate is listed as of December 31, 2006.

a The security has a perpetual maturity. The date shown is the next call date.

b Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $277,153. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $80,033 and $2,332, respectively. Net unrealized appreciation for tax purposes is $77,701.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $13,012 or 3.5% of the net assets of the Fund.

MTN — Medium-Term Note

REIT — Real Estate Investment Trust

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Lead Portfolio Manager: Peter O. Lopez, Co-Portfolio Managers: Scott L. Dinsdale, Brian W. Westhoff

Market Environment

In 2006 non-investment grade corporate bonds excelled, surpassing even our most optimistic expectations for the year. Driving the positive results for the sector were a steady, relatively low default rate; a lack of major market-disrupting events; and a relatively low level of new issuance. Companies that would typically issue high-yield debt to finance operations turned instead to the commercial loan market, where attractive terms were readily available.

Also playing a key role were strong levels of corporate profitability, which enhanced companies' ability to meet their debt obligations. In addition, once the Federal Reserve Board ended its course of interest rate hikes mid-year, investors anxious to capture still-higher yields developed a strong appetite for riskier assets, as evidenced by powerful fourth quarter surges in stocks and high yield bonds. Even an increase in the supply of high yield bonds during the quarter had little impact on this trend. As investors bid up prices, yields fell so that, at year-end, they were only modestly higher than investment-grade yields.

For the full twelve-month period, the portfolio's benchmark, the Merrill Lynch High Yield Cash Pay BB-B Index ("ML High Yield BB-B"), which measures performance of the highest credit ratings among non-investment grade securities, generated a total return of 9.86%, compared to a twelve-month total return in 2005 of 3.12%.

Performance

For the year ended December 31, 2006, Transamerica Premier High Yield Bond Fund, Investor Class returned 9.01% and Institutional Class returned 9.23%. By comparison its primary and secondary benchmarks, the ML High Yield BB-B and the Merrill Lynch U.S. High Yield, Cash Pay Index, returned 9.86% and 11.62%, respectively.

Strategy Review

Throughout the reporting period, we maintained an allocation to lower-rated (CCC) securities, a position that added to results for the year. In fact, the strongest contributors to performance were General Motors Corporation's bonds we purchased at very attractive prices in early 2006 (i.e., after the company's credit rating was sharply downgraded).

Also making a strong contribution were bonds from The Neiman Marcus Group, Inc. Since this high-end retailer was acquired in a 2005 leveraged buyout, the company has won favor with investors by paying down a large portion of its debt.

We also maintained an exposure to convertible bonds throughout the year. These hybrid securities pay regular income like a corporate bond but also have equity-like features that make them highly sensitive to the direction of the stock market. As you might expect in a year where stock market returns exceeded 20%, convertibles as a whole delivered double-digit positive returns as well. However, weak results for two technology company convertibles, Intel Corporation ("Intel") and SanDisk Corporation ("SanDisk"), limited the total return for our convertibles portfolio and were a major reason the portfolio lagged its high yield indexes. Intel is a major manufacturer of semiconductors. SanDisk develops, manufactures and distributes portable digital memory used in cameras, cell phones and other digital devices. Both companies face growing levels of competition and cyclicality. We maintained our positions, in the belief that the next stage of their industry cycles will bring improvements.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE
MERRILL LYNCH HIGH YIELD, CASH PAY BB-B RATED INDEX AND THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Five Years	Since Inception*
Institutional Class	9.23%	7.73%	5.54%
Investor Class	9.01%	7.45%	5.33%
Merrill Lynch High Yield, Cash Pay, BB-B Rated Index(1)	9.86%	7.48%	6.39%
Merrill Lynch U.S. High Yield, Cash Pay Index(1)	11.62%	9.85%	6.04%

(1)    The Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the market value weighted measure of approximately 1,500 BB and B rated bonds. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.

  *  Institutional Class — July 1, 1998. Investor Class — July 1, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio .90% Investor, Institutional .64%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page21

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,063.00	0.90%	$4.68
Hypothetical[b]	1,000.00	1,020.67	0.90	4.58
Institutional Class
Actual	1,000.00	1,065.00	0.63	3.28
Hypothetical[b]	1,000.00	1,022.03	0.63	3.21

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2006

This chart shows the percentage breakdown by bond credit quality (Moody ratings) of the Fund's total investment securities.

Credit Rating Description

A3 – Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

B1 – Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 – Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 – Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions

Ba2 – Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 – More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1 – Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 – Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1 – Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 – Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page22

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
CORPORATE DEBT SECURITIES — 82.5%
Aerospace — 1.2%
TransDigm, Inc., Senior Subordinated Note 7.75% 07/15/2014	$1,000	$1,030
Vought Aircraft Industries, Inc. 8.00% 07/15/2011	500	481
		1,511
Agriculture — 1.7%
Michael Foods, Inc. 8.00% 11/15/2013	2,000	2,075
Amusement & Recreation Services — 2.9%
Speedway Motorsports, Inc. 6.75% 06/01/2013	1,500	1,500
Virgin River Casino Corp./RBG LLC/B&BB, Inc. 9.00% 01/15/2012	1,000	1,035
Warner Music Group 7.38% 04/15/2014	1,000	990
		3,525
Automotive — 1.5%
General Motors Corp. 7.13% 07/15/2013	2,000	1,885
Automotive Dealers — 2.1%
Asbury Automotive Group, Inc. 8.00% 03/15/2014	1,000	1,015
Group 1 Automotive, Inc. 8.25% 08/15/2013	1,000	1,025
United Auto Group, Inc., Senior Subordinated Note — 144A 7.75% 12/15/2016	500	502
		2,542
Automotive Service Stations — 2.1%
Petro Stopping Centers, LP/Petro Financial Corp. 9.00% 02/15/2012	2,500	2,587
Business Services — 4.0%
Cardtronics, Inc., Senior Subordinated Note 9.25% 08/15/2013	1,000	1,052
Hertz Corp. — 144A 10.50% 01/01/2016	2,500	2,750
iPayment, Inc., Senior Subordinated Note 9.75% 05/15/2014	1,000	1,027
		4,829
Chemicals & Allied Products — 2.4%
Ineos Group Holdings PLC — 144A 8.50% 02/15/2016	1,000	955
Innophos, Inc. 8.88% 08/15/2014	1,000	1,015
Reichhold Industries, Inc., Senior Note — 144A 9.00% 08/15/2014	1,000	980
		2,950

	Principal Amount	Value
Commercial Banks — 0.8%
ACE Cash Express, Inc., Senior Note — 144A 10.25% 10/01/2014	$1,000	$1,012
Communication — 3.9%
Echostar DBS Corp., Senior Note 7.13% 02/01/2016	1,500	1,500
Intelsat Subsidiary Holding Co., Ltd. 8.25% 01/15/2013	1,000	1,015
Kabel Deutschland GmbH 10.63% 07/01/2014	2,000	2,217
		4,732
Department Stores — 1.8%
Neiman-Marcus Group, Inc. 10.38% 10/15/2015	2,000	2,225
Electronic Components & Accessories — 2.1%
Alliance One International, Inc. 11.00% 05/15/2012	1,000	1,065
NXP BV, Senior Note — 144A 9.50% 10/15/2015	1,000	1,025
Sensata Technologies BV, Senior Note — 144A 8.25% 05/01/2014	550	528
		2,618
Fabricated Metal Products — 0.8%
Alliant Techsystems, Inc. 6.75% 04/01/2016	1,000	1,000
Finance — 0.8%
American Real Estate Partners, LP 8.13% 06/01/2012	1,000	1,032
Food & Kindred Products — 0.9%
Nutro Products, Inc. — 144A 10.75% 04/15/2014	1,000	1,093
Food Stores — 3.3%
Albertson's, Inc. 7.25% 05/01/2013	1,000	1,017
Pathmark Stores, Inc. 8.75% 02/01/2012	1,000	1,001
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	2,000	2,030
		4,048
Gas Production & Distribution — 1.7%
Markwest Energy Part/Finance — 144A 8.50% 07/15/2016	1,000	1,040
SemGroup, LP — 144A 8.75% 11/15/2015	1,000	1,005
		2,045
Holding & Other Investment Offices — 2.6%
Rouse Co., LP/TRC Co-Issuer, Inc. REIT, Senior Note — 144A 6.75% 05/01/2013	1,500	1,506
Senior Housing Properties Trust REIT, Senior Note 8.63% 01/15/2012	1,500	1,628
		3,134

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
Hotels & Other Lodging Places — 2.4%
Mandalay Resort Group 9.38% 02/15/2010	$58	$62
Station Casinos, Inc. 6.88% 03/01/2016	1,500	1,346
Vail Resorts, Inc. 6.75% 02/15/2014	1,500	1,500
		2,908
Industrial Machinery & Equipment — 0.8%
Douglas Dynamics LLC — 144A 7.75% 01/15/2012	1,000	940
Instruments & Related Products — 1.6%
Fisher Scientific International, Inc. 6.13% 07/01/2015	2,000	1,977
Lumber & Other Building Materials — 0.8%
Masonite Corp., Senior Subordinated Note — 144A 11.00% 04/06/2015	1,000	925
Management Services — 1.1%
FTI Consulting, Inc., Senior Note — 144A 7.75% 10/01/2016	1,250	1,297
Mortgage Bankers & Brokers — 6.0%
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 9.63% 06/15/2014	1,000	1,105
Galaxy Entertainment Finance Co., Ltd., Senior Note — 144A 9.88% 12/15/2012	2,000	2,143
Idearc, Inc., Senior Note — 144A 8.00% 11/15/2016	1,000	1,015
Innophos Investments Holdings, Inc.* 13.38% 02/15/2015	535	559
Momentive Performance Materials, Inc., Senior Note — 144A 9.75% 12/01/2014	1,000	1,000
Stripes Acquisition LLC/Susser Finance Corp. — 144A 10.63% 12/15/2013	1,412	1,532
		7,354
Oil & Gas Extraction — 7.9%
Berry Petroleum Co., Senior Subordinated Note 8.25% 11/01/2016	1,000	1,001
Chaparral Energy, Inc., Senior Note 8.50% 12/01/2015	1,000	995
Chesapeake Energy Corp. 6.50% 08/15/2017	1,000	978
OPTI Canada, Inc., Senior Note — 144A 8.25% 12/15/2014	2,000	2,055
PetroHawk Energy Corp., Senior Note 9.13% 07/15/2013	1,500	1,575
Sabine Pass LNG, LP, Senior Secured Note — 144A 7.50% 11/30/2016	2,000	1,993
Stone Energy Corporation 8.25% 12/15/2011	1,000	983
		9,580

	Principal Amount	Value
Paper & Allied Products — 2.1%
Bowater Canada Finance Corp. 7.95% 11/15/2011	$1,500	$1,470
Graphic Packaging International Corp. 9.50% 08/15/2013	1,000	1,055
		2,525
Paperboard Containers & Boxes — 0.8%
Graham Packaging Co., Inc. 9.88% 10/15/2014	1,000	1,010
Personal Credit Institutions — 0.8%
GMAC LLC, Senior Note 6.00% 12/15/2011	1,000	996
Petroleum Refining — 1.8%
Enterprise Products Operating, LP*[a] 8.38% 08/01/2066	2,000	2,166
Primary Metal Industries — 3.7%
Edgen Acquisition Corp. 9.88% 02/01/2011	1,000	1,020
Metals USA Holdings Corp., Senior Note — 144A* 11.37% 01/15/2012	1,000	960
PNA Group, Inc., Senior Note — 144A 10.75% 09/01/2016	1,500	1,551
Texas Industries, Inc. 7.25% 07/15/2013	1,000	1,015
		4,546
Printing & Publishing — 0.9%
RH Donnelley Corp., Senior Note 8.88% 01/15/2016	1,000	1,050
Railroads — 0.8%
Kansas City Southern de Mexico SA de CV, Senior Note — 144A 7.63% 12/01/2013	1,000	1,000
Restaurants — 4.6%
Carrols Corp. 9.00% 01/15/2013	2,000	2,045
NPC International, Inc., Senior Subordinated Note 9.50% 05/01/2014	1,500	1,538
Sbarro, Inc., Senior Note 11.00% 09/15/2009	2,000	2,030
		5,613
Retail Trade — 1.1%
Michaels Stores, Inc., Senior Subordinated Note — 144A 11.38% 11/01/2016	1,250	1,303
Rubber & Misc. Plastic Products — 1.3%
NTK Holdings, Inc.[b] 0.00% 03/01/2014	1,500	1,050
Titan International, Inc., Senior Note — 144A 8.00% 01/15/2012	500	503
		1,553

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
Security & Commodity Brokers — 1.3%
E*Trade Financial Corp. 8.00% 06/15/2011	$1,500	$1,568
Stone, Clay & Glass Products — 0.8%
Owens-Brockway 8.25% 05/15/2013	1,000	1,034
Telecommunications — 0.8%
West Corp. — 144A 11.00% 10/15/2016	1,000	1,010
Transportation & Public Utilities — 0.8%
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.25% 09/15/2015	1,000	978
Water Transportation — 0.9%
US Shipping Partners, LP/US Shipping Finance Corp., Senior Note — 144A 13.00% 08/15/2014	1,000	1,050
Wholesale Trade Durable Goods — 2.8%
Leslie's Poolmart 7.75% 02/01/2013	1,000	995
Wesco Distribution, Inc., Senior Subordinated Note 7.50% 10/15/2017	1,000	1,005
WESCO International, Inc., Senior Note, Convertible — 144A 1.75% 11/15/2026	1,500	1,448
		3,448
Total Corporate Debt Securities (cost: $98,880)		100,674
CONVERTIBLE BOND — 15.0%
Aerospace — 2.0%
Armor Holdings, Inc.[c] 2.00% 11/01/2024	2,000	2,410
Amusement & Recreation Services — 0.7%
Virgin River Casino Corp./RBG LLC/B&BB, Inc.[d] 0.00% 01/15/2013	1,250	881
Computer & Office Equipment — 3.3%
EMC Corp./Massachusetts — 144A 1.75% 12/01/2011	700	725
1.75% 12/01/2013	800	829
SanDisk Corp., Senior Note 1.00% 05/15/2013	1,500	1,327
Scientific Games Corp. 0.75% 12/01/2024	1,000	1,144
		4,025
Electronic Components & Accessories — 2.2%
Intel Corp. — 144A 2.95% 12/15/2035	3,000	2,715

	Principal Amount	Value
Hotels & Other Lodging Places — 2.6%
Hilton Hotels Corp., Senior Note 3.38% 04/15/2023	$2,000	$3,155
Manufacturing Industries — 0.9%
Shuffle Master, Inc. 1.25% 04/15/2024	1,000	1,099
Motion Pictures — 0.9%
Lions Gate Entertainment Corp. 2.94% 10/15/2024	1,000	1,082
Oil & Gas Extraction — 0.7%
Halliburton Co. 3.13% 07/15/2023	500	846
Research & Testing Services — 0.9%
Core Laboratories LP — 144A° 0.25% 10/31/2011	1,000	1,048
Water Transportation — 0.8%
Carnival Corp., Senior Note 2.00% 04/15/2021	800	1,024
Total Convertible Bond (cost: $18,369)		18,285
Total Investment Securities (cost: $117,249)#		$118,959

NOTES TO SCHEDULE OF INVESTMENTS:

* Floating or variable rate note. Rate is listed as of December 31, 2006.

a Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

b NTK Holdings, Inc. has a coupon rate of 0.00% until 09/01/2009, thereafter the coupon rate will be 10.75%.

c Armor Holdings, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

d Virgin River Casino Corp./RBG LLC/B&BB, Inc. has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

° Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

# Aggregate cost for federal income tax purposes is $117,338. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,933 and $1,312, respectively. Net unrealized appreciation for tax purposes is $1,621.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $39,438 or 32.3% of the net assets of the Fund.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,026.00	0.25%	$1.28
Hypothetical[b]	1,000.00	1,023.95	0.25	1.28

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2006

This chart shows the percentage breakdown by maturity distribution of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page26

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
COMMERCIAL PAPER — 73.3%
Automotive — 12.3%
American Honda Finance Corp. 5.24% 01/09/2007	$850	$849
5.24% 01/22/2007	900	897
5.24% 01/24/2007	550	548
5.24% 02/08/2007	570	567
5.24% 02/09/2007	660	656
BMW US Capital LLC — 144A 5.27% 01/05/2007	1,000	999
5.26% 01/18/2007	850	848
Harley-Davidson, Inc. — 144A 5.24% 01/03/2007	350	350
5.24% 01/08/2007	500	499
5.24% 02/02/2007	1,725	1,716
5.25% 02/14/2007	1,000	993
		8,922
Business Credit Institutions — 3.6%
Paccar Financial Corp. 5.25% 01/24/2007	600	598
5.24% 01/26/2007	850	847
5.24% 02/27/2007	1,200	1,190
		2,635
Chemicals & Allied Products — 2.8%
Procter & Gamble Co. — 144A 5.25% 02/22/2007	2,012	1,996
Commercial Banks — 13.6%
Bank of America Corp. 5.24% 01/03/2007	500	500
5.25% 01/18/2007	600	598
HBOS Treasury Services 5.27% 01/10/2007	400	399
5.28% 01/10/2007	597	596
5.25% 01/25/2007	900	897
5.25% 02/07/2007	400	398
5.25% 02/09/2007	1,200	1,193
State Street Boston Corp. 5.25% 02/05/2007	800	796
5.25% 02/06/2007	1,050	1,044
UBS Finance Delaware LLC 5.25% 01/02/2007	750	750
5.26% 01/02/2007	700	700
5.25% 01/08/2007	495	494
5.26% 01/11/2007	550	549
5.26% 01/12/2007	600	599
5.24% 01/24/2007	400	399
		9,912
Computer & Data Processing Services — 0.8%
International Business Machines Corp. — 144A 5.25% 01/29/2007	600	597

	Principal Amount	Value
Food & Kindred Products — 1.3%
Nestle Capital Corp. — 144A 5.24% 01/09/2007	$975	$974
Holding & Other Investment Offices — 4.8%
Prudential Funding LLC 5.24% 01/16/2007	325	324
5.25% 01/23/2007	1,575	1,569
5.25% 01/25/2007	1,600	1,594
		3,487
Insurance — 0.8%
Metlife Funding, Inc. 5.25% 01/17/2007	600	598
Metal Mining — 4.8%
BHP Billiton Finance USA, Ltd. — 144A 5.32% 01/11/2007	950	948
5.28% 01/16/2007	1,150	1,147
5.30% 01/17/2007	500	499
5.31% 01/25/2007	900	897
		3,491
Mortgage Bankers & Brokers — 18.0%
Barclays U.S. Funding Corp. 5.25% 01/17/2007	750	748
5.25% 01/29/2007	1,200	1,195
CAFCO LLC — 144A 5.27% 01/04/2007	1,000	999
5.25% 01/19/2007	450	449
5.26% 01/26/2007	1,200	1,195
5.25% 01/31/2007	950	946
Old Line Funding Corp. — 144A 5.26% 01/04/2007	400	400
5.26% 01/11/2007	925	923
5.26% 01/12/2007	925	923
5.28% 02/06/2007	550	547
5.26% 02/15/2007	750	745
Ranger Funding Co. LLC — 144A 5.25% 01/10/2007	600	599
5.26% 01/17/2007	800	798
5.27% 01/24/2007	1,050	1,046
Sheffield Receivables Corp. — 144A 5.26% 01/02/2007	300	300
5.27% 01/03/2007	300	300
5.26% 01/12/2007	1,000	998
		13,111
Personal Credit Institutions — 10.5%
General Electric Capital Corp. 5.25% 01/19/2007	600	598
5.25% 01/26/2007	500	498
5.25% 02/08/2007	775	770

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
Personal Credit Institutions (continued)
International Lease Finance Corp. 5.24% 01/31/2007	$850	$846
5.24% 02/07/2007	450	447
5.25% 02/20/2007	1,200	1,191
5.24% 02/23/2007	1,000	992
Toyota Motor Credit Corp. 5.25% 01/03/2007	1,290	1,289
5.24% 01/23/2007	1,000	996
		7,627
Total Commercial Paper (cost: $53,350)		53,350
SHORT-TERM OBLIGATIONS — 15.9%
BP Capital Markets PLC 2.63% 03/15/2007	1,000	995
Caterpillar Financial Services Corp. 2.63% 01/30/2007	2,000	1,995
Caterpillar Financial Services Corp.* 5.39% 02/12/2007	900	900
General Electric Capital Corp. 8.70% 03/01/2007	700	704
Goldman Sachs Group, Inc.* 5.46% 03/30/2007	530	530
Wal-Mart Stores, Inc.* 5.26% 03/28/2007	3,050	3,050
Wells Fargo & Co., Senior Note* 5.43% 03/23/2007	3,420	3,421
Total Short-Term Obligations (cost: $11,595)		11,595
CERTIFICATES OF DEPOSIT — 8.1%
Canadian Imperial Bank of Commerce 5.29% 01/23/2007	900	900
5.29% 01/25/2007	500	500
5.35% 03/30/2007	2,000	2,000
Toronto Dominion Bank, Ltd. 5.29% 01/22/2007	1,800	1,800
5.31% 02/14/2007	700	700
Total Certificates Of Deposit (cost: $5,900)		5,900
Total Investment Securities (cost: $70,845)#		$70,845

NOTES TO SCHEDULE OF INVESTMENTS:

* Floating or variable rate note. Rate is listed as of December 31, 2006.

# As of December 31, 2006, there was no difference between the Fund's federal income tax cost of investments and the Fund's financial statement cost of investments.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $23,631 or 32.4% of the net assets of the Fund.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Lead Portfolio Manager: Heidi Y. Hu, Co-Portfolio Managers: Greg D. Haendel, Derek Brown

Market Environment

With commodities prices rising and the economy growing rapidly, the Federal Reserve Board ("Fed") began 2006 in inflation-fighting mode. Through late June, the Fed raised the federal funds rate four times, for a total increase of 1.00%. Yields on shorter-term Treasury securities, highly sensitive to the Fed's actions, followed suit. Longer-term Treasury yields, which are more responsive to inflation trends, rose less as (annualized) inflation remained relatively contained. By mid-August, declining energy prices and weakness in the housing market prompted the Fed to halt its two-year campaign of rate increases. Treasury yields declined materially and the market rallied, driven mostly by expectations that an economy decelerating too rapidly would prompt the Fed to begin cutting interest rates in the initial months of 2007.

With Fed rate increases out of the picture, investors favored riskier investments, bidding up prices for mortgage-backed securities ("MBS") and corporate bonds, especially lower-rated bonds. Both sectors outperformed Treasuries, contributing to a twelve-month total of 4.33% for the Lehman Brothers Aggregate Bond Index ("LBAB").

Performance

For the year ended December 31, 2006, Transamerica Premier Institutional Bond Fund, Institutional Class returned 3.88%. By comparison its benchmark, the LBAB, returned 4.33%.

Strategy Review

For much of the year, the portfolio was positioned for an end to Fed rate increases, with a longer duration than the LBAB. This positioning undermined performance in the first half of the year, as interest rates and bond yields rose. Conversely, during the second-half rally, our longer duration helped considerably. For the full period, our interest rate positioning contributed modestly to results.

To a greater extent, the portfolio's results were due to an overweighting in corporate bonds and an allocation to MBS, and an effective focus within each of those sectors. A modest allocation to high yield bonds, the best-performing sector of the bond market, also boosted results.

In the investment-grade corporate sector, we initially emphasized bonds of energy, basic materials and industrial corporations that were able to increase prices due to robust demand in a strong global economy. At the same time, we favored shorter-maturity corporate bonds, which showed less volatility in a rising-rate environment, and underweighted certain troubled industries (e.g., automotive, retail, and large pharmaceuticals).

Later, with the U.S. economy slowing and more companies becoming targets of risky private-equity buyouts (i.e., event risk), we assumed a more defensive posture. To reduce the event risk while boosting yields, we focused on real estate investment trusts, utilities, and the structured credit of large, high-quality companies that are less susceptible to takeover, mostly in the financial services and insurance industries.

In the MBS sector, we overweighted premium mortgage securities (i.e., securities whose underlying mortgages have higher loan rates) after mid-year. This positioning added value when the interest rate environment stabilized in the second half.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Since Inception*
Institutional Class	3.88%	2.82%
Lehman Brothers Aggregate Bond Index(1)	4.33%	3.20%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 — 1-800-596-5323 — http://www.funds-sp.com

    The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index of government and corporate bonds that are investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio .45%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page29

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,050.60	0.45%	$2.33
Hypothetical[b]	1,000.00	1,022.94	0.45	2.29

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2006

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page30

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS — 10.0%
U.S. Treasury Bond 8.00% 11/15/2021	$7	$9
U.S. Treasury Inflation Indexed Bond 2.00% 01/15/2016	21	20
U.S. Treasury Note 4.63% 11/30/2008	15	15
4.63% 11/15/2016	20	20
4.50% 02/15/2036	45	43
Total U.S. Government Obligations (cost: $108)		107
U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.3%
Fannie Mae 5.50% 03/01/2018	13	13
5.50% 01/01/2021	29	29
6.00% 05/01/2032	14	14
6.00% 08/01/2034	13	14
5.50% 05/01/2035	16	16
5.50% 05/01/2035	16	16
5.00% 07/01/2035	44	43
5.50% 07/01/2036	39	39
6.00% 08/01/2036	39	39
Freddie Mac-Gold Pool 5.50% 11/01/2018	15	15
5.00% 06/01/2021	28	28
6.00% 11/01/2033	12	12
5.50% 02/01/2035	15	15
5.50% 06/01/2035	16	16
5.00% 07/01/2035	22	21
5.50% 01/01/2036	40	39
5.50% 07/01/2036	29	29
Total U.S. Government Agency Obligations (cost: $401)		398
MORTGAGE-BACKED SECURITIES — 8.9%
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.20% 12/01/2038	25	25
Crown Castle Towers LLC, Series 2006-1A, Class AFX — 144A 5.24% 11/15/2036	25	25
Morgan Stanley Capital I, Series 2006-HQ10, Class A4* 5.33% 11/12/2041	25	25
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4* 5.57% 10/15/2048	20	20
Total Mortgage-Backed Securities (cost: $95)		95
ASSET-BACKED SECURITIES — 3.0%
MBNA Credit Card Master Note Trust, Series 2003-A6 Class A6 2.75% 10/15/2010	26	25
USAA Auto Owner Trust, Series 2005-3, Class A2 4.52% 06/16/2008	7	7
Total Asset-Backed Securities (cost: $32)		32

	Principal Amount	Value
CORPORATE DEBT SECURITIES — 38.4%
Aerospace — 1.2%
Boeing Co. (The) 8.75% 08/15/2021	$10	$13
Agriculture — 0.5%
Michael Foods, Inc. 8.00% 11/15/2013	5	5
Air Transportation — 1.1%
FedEx Corp. 9.65% 06/15/2012	10	12
Amusement & Recreation Services — 0.8%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	8	8
Automotive Service Stations — 0.5%
Petro Stopping Centers, LP/Petro Financial Corp. 9.00% 02/15/2012	5	5
Beverages — 1.3%
Cia Brasileira de Bebidas 8.75% 09/15/2013	10	12
FBG Finance Ltd. — 144A 5.88% 06/15/2035	2	2
		14
Chemicals & Allied Products — 5.2%
Cytec Industries, Inc. 5.50% 10/01/2010	5	5
Dow Chemical Co. (The) 5.00% 11/15/2007	6	6
ICI Wilmington, Inc. 4.38% 12/01/2008	20	20
Lubrizol Corp. 4.63% 10/01/2009	15	15
Monsanto Co. 5.50% 07/30/2035	5	5
Nalco Co. 7.75% 11/15/2011	5	5
		56
Commercial Banks — 3.7%
PartnerRe Finance IIa 6.44% 12/01/2066	5	5
Popular North America, Inc. 5.20% 12/12/2007	10	10
Suntrust Preferred Capital Iab 5.85% 12/15/2011	10	10
USB Capital IXab 6.19% 04/15/2011	10	10
Wachovia Capital Trust IIIab 5.80% 03/15/2011	5	5
		40

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2006 — (all amounts in thousands)

	Principal Amount	Value
Department Stores — 0.5%
Neiman-Marcus Group, Inc. 9.00% 10/15/2015	$5	$5
Electric Services — 1.9%
PSEG Funding Trust 5.38% 11/16/2007	20	20
Food Stores — 0.5%
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	5	5
Gas Production & Distribution — 0.6%
Kinder Morgan Energy Partners, LP 7.75% 03/15/2032	5	6
Holding & Other Investment Offices — 4.3%
BRE Properties, Inc. REIT 5.75% 09/01/2009	20	20
Hutchison Whampoa International, Ltd. — 144A 7.45% 11/24/2033	5	6
iStar Financial, Inc. REIT 4.88% 01/15/2009	20	20
		46
Hotels & Other Lodging Places — 0.8%
Host Marriott, LP REIT 7.13% 11/01/2013	5	5
Station Casinos, Inc., Subordinated Note 6.63% 03/15/2018	5	4
		9
Insurance — 2.3%
AXA SA — 144Aab 6.38% 12/14/2036	15	15
St. Paul Travelers Cos. (The), Inc. 6.75% 06/20/2036	9	10
		25
Life Insurance — 0.7%
Genworth Financial, Inc., Subordinated Note[a] 6.15% 11/15/2066	8	8
Paper & Allied Products — 1.0%
Celulosa Arauco y Constitucion SA 8.63% 08/15/2010	10	11
Personal Credit Institutions — 0.9%
General Electric Capital Corp. 4.25% 01/15/2008	10	10
Petroleum Refining — 0.5%
Enterprise Products Operating, LPa 8.38% 08/01/2066	5	5
Primary Metal Industries — 0.5%
Texas Industries, Inc. 7.25% 07/15/2013	5	5

	Principal Amount	Value
Radio & Television Broadcasting — 1.7%
Chancellor Media Corp. 8.00% 11/01/2008	$5	$5
Univision Communications, Inc. 7.85% 07/15/2011	13	13
		18
Real Estate — 0.9%
Post Apartment Homes, LP 6.30% 06/01/2013	10	10
Security & Commodity Brokers — 2.9%
E*Trade Financial Corp. 8.00% 06/15/2011	5	5
JP Morgan Chase Capital XVIII 6.95% 08/17/2036	10	11
Residential Capital Corp. 6.38% 06/30/2010	10	10
Western Union Co. (The) — 144A 5.93% 10/01/2016	5	5
		31
Telecommunications — 2.2%
Nextel Communications, Inc., Series D 7.38% 08/01/2015	7	7
SBC Communications, Inc. 4.13% 09/15/2009	16	16
		23
Water Transportation — 1.9%
Carnival Corp., Senior Note 6.15% 04/15/2008	20	20
Total Corporate Debt Securities (cost: $410)		410
Total Investment Securities (cost: $1,046)#		$1,042

NOTES TO SCHEDULE OF INVESTMENTS:

*Floating or variable rate note. Rate is listed as of December 31, 2006.

aCoupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of December 31, 2006.

bThe security has a perpetual maturity. The date shown is the next call date.

#Aggregate cost for federal income tax purposes is $1,046. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5 and $9, respectively. Net unrealized depreciation for tax purposes is $4.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities aggregated $53 or 5.0% of the net assets of the Fund.

REIT — Real Estate Investment Trust

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Portfolio Manager: Gary U. Rollé

Market Environment

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about persistent inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

For the full twelve months, the Standard and Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 15.78%. Traditional value sectors of the S&P 500, such as energy and telecommunications, advanced most. The Russell 1000 Growth Index ("Russell 1000 Growth") advanced 9.07%, led by the integrated oils and utilities sectors.

Performance

For the year ended December 31, 2006, Transamerica Premier Institutional Equity Fund, Institutional Class returned 8.22%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Growth, returned 15.78% and 9.07%, respectively.

Strategy Review

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was overweighted in those sectors (as compared to the S&P 500).

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), Marriott International, Inc. ("Marriott"), and MGM Mirage, Inc. ("MGM").

Other major contributors included publisher The McGraw-Hill Companies Inc., whose textbook publishing business has just entered a multi-year textbook adoption cycle that we believe will boost revenues in 2007-2008; and Apple Computer, Inc. ("Apple"). Apple continues to dominate the personal music device (e.g., iPod) business and is preparing to launch other new products.

CME, an electronic futures exchange, is a beneficiary of the global trend among banks and other financial institutions to diversify financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges.

Hotel/casino operator MGM and hotelier Marriott are benefiting from high occupancy rates for hotels and a relative shortage of premium rooms. Additionally, Marriott is constructing properties overseas that will add to revenues without impinging on existing markets.

These gains were partially offset by losses in a variety of sectors, most notably consumer discretionary stocks (eBay Inc. ("eBay"), and XM Satellite Radio Holdings Inc. ("XM")) and technology holdings (SanDisk Corporation ("SanDisk")). Concerned about their future profitability, we eliminated eBay and XM. We believe there will be the potential for a rebound in 2007 for SanDisk, a maker of portable digital memory devices, as more devices that use its products as components are developed.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND WITH THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX**

Total Returns As of December 31, 2006	One Year	Total Return Since Inception*
Institutional Class	8.22%	14.28%
S&P 500 Index(1)	15.78%	11.60%
Russell 1000 Growth Index(1)	9.07%	7.42%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Institutional Class — June 1, 2004.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio .75%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page33

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,059.90	0.75%	$3.89
Hypothetical[b]	1,000.00	1,021.42	0.75	3.82

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page34

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 97.0%
Air Transportation — 2.9%
FedEx Corp.	15,500	$1,684
Apparel & Accessory Stores — 1.3%
Nordstrom, Inc.	15,000	740
Automotive — 1.8%
Harley-Davidson, Inc.	15,000	1,057
Beverages — 2.4%
PepsiCo, Inc.	22,000	1,376
Chemicals & Allied Products — 3.7%
Praxair, Inc.	36,000	2,136
Communications Equipment — 5.4%
QUALCOMM, Inc.	60,000	2,267
Research In Motion, Ltd.‡	7,000	895
		3,162
Computer & Data Processing Services — 8.6%
Google, Inc. — Class A‡	3,000	1,381
Intuit, Inc.‡	46,000	1,403
Microsoft Corp.	75,000	2,240
		5,024
Computer & Office Equipment — 6.2%
Apple Computer, Inc.‡	30,000	2,545
Sandisk Corp.‡	25,000	1,076
		3,621
Drug Stores & Proprietary Stores — 3.3%
Walgreen Co.	42,000	1,927
Electronic & Other Electric Equipment — 2.9%
General Electric Co.	45,000	1,674
Engineering & Management Services — 3.1%
Jacobs Engineering Group, Inc.‡	22,000	1,794
Food Stores — 2.4%
Whole Foods Market, Inc.	30,500	1,431
Hotels & Other Lodging Places — 9.3%
Las Vegas Sands Corp.‡	16,000	1,432
Marriott International, Inc. — Class A	46,000	2,195
MGM Mirage, Inc.‡	32,000	1,835
		5,462
Industrial Machinery & Equipment — 2.6%
Caterpillar, Inc.	25,000	1,533

	Shares	Value
Insurance — 3.2%
WellPoint, Inc.‡	23,700	$1,865
Management Services — 1.4%
Paychex, Inc.	21,260	841
Medical Instruments & Supplies — 2.7%
Zimmer Holdings, Inc.‡	20,000	1,568
Oil & Gas Extraction — 2.5%
Schlumberger, Ltd.	23,500	1,484
Petroleum Refining — 2.1%
Suncor Energy, Inc.	15,900	1,255
Pharmaceuticals — 5.6%
Allergan, Inc.	15,000	1,796
Genentech, Inc.‡	18,000	1,460
		3,256
Printing & Publishing — 4.9%
McGraw-Hill Cos., Inc. (The)	42,000	2,857
Restaurants — 2.4%
Starbucks Corp.‡	40,000	1,417
Security & Commodity Brokers — 11.4%
American Express Co.	35,000	2,123
Ameriprise Financial, Inc.	32,000	1,744
Chicago Mercantile Exchange	5,500	2,804
		6,671
Telecommunications — 1.9%
Sprint Nextel Corp.	60,000	1,133
Transportation & Public Utilities — 3.0%
Expeditors International of Washington, Inc.	43,000	1,742
Total Common Stocks (cost: $46,036)		56,710
Total Investment Securities (cost: $46,036)#		$56,710

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $46,080. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,231 and $601, respectively. Net unrealized appreciation for tax purposes is $10,630.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page35

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

Portfolio Manager: Michelle Stevens

Market Environment

For the twelve months ended December 31, 2006, results for small-cap stocks were strongly positive but also quite volatile. Initially, investors looked past high commodities prices and rising interest rates, focusing instead on the robust economy and strong corporate earnings. Stocks posted strong gains through early May, at which point heightened concerns about inflation alarmed the market. Equities plunged for several months, until the Federal Reserve Board ("Fed") chose, in August, not to raise interest rates. Amid signs of more moderate economic growth, and with energy prices softening and corporate profits still healthy, stocks staged a strong rally through year-end.

Against this backdrop, value stocks outperformed growth stocks for most of the year, and the Russell 2000 Value Index ("Russell 2000 Value") generated a total return of 23.48%. Reflecting high commodities prices, areas like materials/processing, producer durables and utilities were the best-performing sectors of the Russell 2000 Value.

Performance

For the year ended December 31, 2006, Transamerica Premier Institutional Small Cap Value Fund, Institutional Class returned 18.74%. By comparison its primary and former benchmarks, the Russell 2000 Value and the Russell 2500 Value Index, returned 23.48% and 20.18%, respectively. Effective January 26, 2006, Transamerica Premier Institutional Small/Mid Cap Value Fund was renamed Transamerica Premier Institutional Small Cap Value Fund.

Strategy Review

We emphasized stocks that stood to benefit from worldwide infrastructure development and/or favorable supply-demand ratios. These included other energy businesses that provide services for the oil and natural gas industries; materials/processing companies; and shipping companies. We also overweighted the financial services sector. As a whole, this approach worked well, although results within some of these sectors were mixed.

For example, our energy positioning boosted performance initially, as investors focused on rising prices for raw materials in an environment of expanding global economies. Later, prices for energy gas declined sharply, suggesting a possible falloff in demand for drilling services. Companies like Superior Energy Services, Inc. and McDermott International, Inc., which engage in later-stage or off-shore oil drilling projects, are less affected by short-term energy price fluctuations and were among the strongest contributors to performance. Other holdings were more deeply affected by a more protracted slump in natural gas prices that resulted from weak demand during an unusually warm fall and early winter. Among these underperformers were Edge Petroleum Corporation, a land-driller involved primarily in exploration and production of natural gas, and coal-mining company International Coal Group, Inc. Coal and natural gas are common substitutes for one another, and their prices tend to move in tandem.

Our investments in international shipping companies also yielded mixed results. Genco Shipping & Trading Limited, a transporter of dry bulk items, benefited from higher shipping rates triggered by burgeoning demand for raw materials (e.g., iron ore and coal) and a reduction in the number of operating dry-bulk tankers. In contrast, Aries Maritime Transport Limited lost ground due to an increase in the supply of refined-product tankers, which transport gasoline and other processed materials.

We believe any setbacks for our energy and shipping holdings are temporary. The long-term outlook for the energy industry, in our view, remains very positive; global demand continues to outstrip supply, so that oil and natural gas prices, we believe, will almost certainly remain above their pre-2004 prices. In the shipping industry, the supply-demand ratio for shipping capacity in a growing global economy will favor our investments in the long run.

In the financial services sector, we emphasized real estate investment trusts ("REIT's"), which, in addition to paying high dividends, benefited from expanding prices for U.S. commercial real estate.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER
INSTITUTIONAL SMALL CAP VALUE FUND WITH THE RUSSELL 2500 VALUE INDEX** AND RUSSELL 2000 VALUE INDEX

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Since Inception*
Institutional Class	18.74%	16.42%
Russell 2000 Value Index(1)	23.48%	16.80%
Russell 2500 Value Index(1)	20.18%	16.48%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Russell 2500 Value Index and Russell 2000 Value Index are constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio .85%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,074.20	0.85%	$4.44
Hypothetical[b]	1,000.00	1,020.92	0.85	4.33

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page37

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 93.2%
Apparel Products — 3.6%
Hanesbrands, Inc.‡	700	$17
True Religion Apparel, Inc.‡	450	7
		24
Chemicals & Allied Products — 2.1%
Terra Nitrogen Co., L.P.	400	14
Communications Equipment — 1.9%
ID Systems, Inc.‡	700	13
Computer & Data Processing Services — 6.4%
ActivIdentity Corp.‡	2,000	10
Cogent, Inc.‡	1,400	15
Fair Isaac Corp.	450	18
		43
Computer & Office Equipment — 1.6%
Hypercom Corp.‡	1,800	11
Construction — 5.6%
Chemed Corp.	300	11
McDermott International, Inc.‡	525	27
		38
Electric Services — 2.4%
CMS Energy Corp.‡	970	16
Electronic & Other Electric Equipment — 6.8%
Acuity Brands, Inc.	370	19
Genlyte Group, Inc.‡	350	27
		46
Holding & Other Investment Offices — 10.1%
Annaly Capital Management, Inc. REIT	1,100	15
LTC Properties, Inc. REIT	500	14
Omega Healthcare Investors, Inc. REIT	1,300	23
Sunstone Hotel Investors, Inc. REIT	600	16
		68
Instruments & Related Products — 2.8%
Input/Output, Inc.‡	1,400	19
Insurance — 6.1%
American Safety Insurance Holdings, Ltd.‡	750	14
HCC Insurance Holdings, Inc.	465	15
Triad Guaranty, Inc.‡	230	12
		41
Management Services — 2.8%
FTI Consulting, Inc.‡	700	19

	Shares	Value
Medical Instruments & Supplies — 2.4%
Orthofix International NV‡	320	$16
Mining — 1.2%
International Coal Group, Inc.‡	1,400	8
Oil & Gas Extraction — 12.9%
Aurora Oil & Gas Corp.‡	4,180	13
Dawson Geophysical Co.‡	400	15
Edge Petroleum Corp.‡	550	10
Superior Energy Services, Inc.‡	1,057	35
Todco — Class A‡	400	14
		87
Personal Credit Institutions — 1.9%
Advance America Cash Advance Centers, Inc.	885	13
Primary Metal Industries — 0.9%
Claymont Steel Holdings, Inc.‡	320	6
Restaurants — 2.5%
O'Charley's, Inc.‡	800	17
Rubber & Misc. Plastic Products — 2.1%
Jarden Corp.‡	400	14
Savings Institutions — 1.8%
Partners Trust Financial Group, Inc.	1,000	12
Water Transportation — 13.4%
Aegean Marine Petroleum Network, Inc.‡	860	14
Aries Maritime Transport, Ltd.	1,000	9
DryShips, Inc.	1,160	21
Genco Shipping & Trading, Ltd.	750	21
Omega Navigation Enterprises, Inc. — Class A	905	14
StealthGas, Inc.	950	11
		90
Wholesale Trade Nondurable Goods — 1.9%
Dean Foods Co.‡	300	13
Total Common Stocks (cost: $527)		628
Total Investment Securities (cost: $527)#		$628

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $524. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $120 and $16, respectively. Net unrealized appreciation for tax purposes is $104.

DEFINITIONS:

REIT — Real Estate Investment Trust

See notes to financial statements.
page38

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Lead Portfolio Manager: Gary U. Rollé, Co-Portfolio Manager: Geoffrey I. Edelstein

Market Environment

In the initial months of the reporting period, investors seemed to generally overlook high energy prices, rising inflation, and the Federal Reserve Board's ("Fed") efforts to stanch inflation by raising interest rates. Focusing instead on sustained economic growth and strong corporate earnings, they bid stock prices up through mid-May, at which point apprehension about persistent inflationary pressures and the Fed's interest-rate policy finally gained the upper hand. Equities surrendered some of their earlier gains as investors worried that the Fed's seventeen rate increases since 2004 might slow the economy to the point of recession.

Market conditions remained negative until late August, when the Fed opted to leave interest rates unchanged, signaling reduced concerns about inflation. The market rebounded, buoyed by the Fed's decision, stable or modestly lower energy prices and continued strength in corporate earnings.

For the full twelve months, the Standard and Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 15.78%. Traditional value sectors of the S&P 500, such as energy and telecommunications, advanced the most.

Performance

For the year ended December 31, 2006, Transamerica Premier Institutional Diversified Equity Fund, Institutional Class returned 9.61%. By comparison its benchmark, the S&P 500, returned 15.78%.

Strategy Review

We invest in companies that, in addition to having capable management teams, stable balance sheets and highly competitive positions, stand to benefit from long-term secular trends. Among those trends are the growing levels of wealth accumulation and capital flows worldwide; consumer spending on products that enhance life experiences; and increased spending on bridges, roads, dams, etc., as nations develop or replace their infrastructure. Because many of the companies that meet these parameters are industrial, consumer discretionary, and technology businesses, the portfolio was most heavily weighted in those sectors.

Making the largest contributions to total return were several companies that are well positioned to benefit from the abovementioned trends, including Chicago Mercantile Exchange Holdings Inc. ("CME"), The McGraw-Hill Companies Inc., ("McGraw-Hill") and Las Vegas Sands Corp. ("Las Vegas Sands").

CME, an electronic futures exchange, is a beneficiary of the worldwide trend among banks and other financial institutions toward diversifying financial risk through the issuance of derivatives. The speed and transparency of CME's electronic format are helping it capture market share from traditional exchanges. Casino operator Las Vegas Sands, which has facilities in both the U.S. and Asia, is well positioned to capitalize on the worldwide growth in travel and leisure activities, while publisher McGraw-Hill is in the midst of a textbook-adoption cycle that, we believe, bodes well for revenues this year and next.

These gains were partially offset by losses in a variety of sectors, including discretionary stocks (eBay Inc. ("eBay")), technology holdings (SanDisk Corporation ("SanDisk")) and healthcare stocks (Affymetrix, Inc. ("Affymetrix")), which manufactures products used in biomedical/genetic research. Concerned about their future profitability, we eliminated eBay and Affymetrix. We believe there will be the potential for a rebound in 2007 for SanDisk, a maker of portable digital memory devices, as more devices that use its products as components are developed.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2006	One Year	Since Inception*
Institutional Class	9.61%	11.24%
S&P 500 Index(1)	15.78%	12.17%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2006 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2006.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Expense ratio .75%

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page39

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire period until December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,055.30	0.75%	$3.89
Hypothetical[b]	1,000.00	1,021.42	0.75	3.82

a Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2006

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page40

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Schedule of Investments — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 96.7%
Aerospace — 2.8%
Boeing Co. (The)	60	$5
United Technologies Corp.	200	12
		17
Air Transportation — 1.8%
FedEx Corp.	100	11
Amusement & Recreation Services — 2.1%
Disney (Walt) Co. (The)	365	13
Apparel & Accessory Stores — 1.8%
Nordstrom, Inc.	230	11
Automotive — 4.6%
Harley-Davidson, Inc.	190	13
PACCAR, Inc.	225	15
		28
Beverages — 2.4%
PepsiCo, Inc.	240	15
Chemicals & Allied Products — 4.1%
Ecolab, Inc.	335	15
Monsanto Co.	200	10
		25
Commercial Banks — 1.6%
JP Morgan Chase & Co.	200	10
Communications Equipment — 2.1%
QUALCOMM, Inc.	345	13
Computer & Data Processing Services — 7.7%
Electronic Arts, Inc.‡	270	14
Google, Inc. — Class A‡	30	14
Microsoft Corp.	630	19
		47
Computer & Office Equipment — 5.0%
Apple Computer, Inc.‡	300	25
Sandisk Corp.‡	150	6
		31
Drug Stores & Proprietary Stores — 2.1%
Walgreen Co.	290	13
Engineering & Management Services — 3.3%
Jacobs Engineering Group, Inc.‡	240	20
Food Stores — 1.5%
Whole Foods Market, Inc.	200	9
Hardware Stores — 1.0%
Fastenal Co.	160	6
Holding & Other Investment Offices — 2.8%
Host Hotels & Resorts, Inc. REIT	120	3
Plum Creek Timber Co., Inc. REIT	340	14
		17

	Shares	Value
Hotels & Other Lodging Places — 5.2%
Hilton Hotels Corp.	450	$16
Las Vegas Sands Corp.‡	180	16
		32
Industrial Machinery & Equipment — 7.7%
Caterpillar, Inc.	300	18
Donaldson Co., Inc.	250	9
Graco, Inc.	200	8
Kennametal, Inc.	210	12
		47
Insurance — 1.0%
WellPoint, Inc.‡	80	6
Medical Instruments & Supplies — 1.6%
Zimmer Holdings, Inc.‡	130	10
Motor Vehicles, Parts & Supplies — 1.5%
BorgWarner, Inc.	150	9
Oil & Gas Extraction — 3.7%
Apache Corp.	100	7
Schlumberger, Ltd.	250	16
		23
Petroleum Refining — 2.0%
Suncor Energy, Inc.	150	12
Pharmaceuticals — 1.8%
Amgen, Inc.‡	160	11
Primary Metal Industries — 1.1%
Hubbell, Inc. — Class B	150	7
Printing & Publishing — 3.7%
McGraw-Hill Cos., Inc. (The)	340	23
Restaurants — 1.8%
Starbucks Corp.‡	320	11
Rubber & Misc. Plastic Products — 2.0%
NIKE, Inc. — Class B	120	12
Security & Commodity Brokers — 9.9%
American Express Co.	400	24
Ameriprise Financial, Inc.	240	13
BlackRock, Inc.	40	6
Chicago Mercantile Exchange	35	18
		61
Telecommunications — 2.1%
Verizon Communications, Inc.	350	13
Transportation & Public Utilities — 1.3%
Expeditors International of Washington, Inc.	190	8
Water Transportation — 1.6%
Carnival Corp.	200	10

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page41

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Schedule of Investments (continued) — December 31, 2006 — (all amounts except share amounts in thousands)

	Shares	Value
Wholesale Trade Durable Goods — 2.0%
Grainger (W.W.), Inc.	170	$12
Total Common Stocks (cost: $480)		593
Total Investment Securities (cost: $480)#		$593

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

# Aggregate cost for federal income tax purposes is $480. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $121 and $8, respectively. Net unrealized appreciation for tax purposes is $113.

DEFINITIONS:

REIT — Real Estate Investment Trust

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page42

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2006

(all amounts except per share amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund		Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund		Transamerica Premier Cash Reserve Fund
Assets
Investment, at cost	$167,811	$485,530	$67,754		$103,964	$277,080	$117,249		$70,845
Investment, at value	$203,163	$561,732	$84,509		$129,750	$354,854	$118,959		$70,845
Cash	6,056	14,071	2,842		2,377	20,258	919		95
Receivables:
Securities sold	—	—	—		130	—	—		—
Fund shares sold	578	5,249	49		13	336	167		219
Interest	15	72	12		14	1,440	2,323		175
Dividends	286	315	58		62	392	—		—
Dividend reclaims receivable	—	—	—		—	1	—		—
Reimbursement from adviser	—	—	—		—	—	—		15
Receivable from matured securities	—	—	—		—	—	—		1,750
	$210,098	$581,439	$87,470		$132,346	$377,281	$122,368		$73,099
Liabilities
Payables:
Securities purchased	2,186	7,763	—		—	—	—		—
Fund shares redeemed	44	2,308	167		202	142	257		228
Advisory fees	138	386	45		69	225	55		—
Transfer agent fees	28	49	14		21	53	1		6
Directors fees	—	—	—	[a]	—	—	—	[a]	—
Distribution fees	44	120	19		29	80	4		—
Dividends to shareholders	—	—	—		—	—	—		8
Other accrued expenses	51	133	25		34	95	36		23
	2,491	10,759	270		355	595	353		265
Total Net Assets	$207,607	$570,680	$87,200		$131,991	$376,686	$122,015		$72,834
Net Assets Consist of:
Paid-in capital	172,087	491,105	81,041		128,876	296,985	140,709		72,834
Undistributed (accumulated) net investment income (loss)	—	—	—		—	1,081	122		—
Undistributed (accumulated) net realized gain (loss) on investments	168	3,373	(10,596)		(22,671)	846	(20,526)		—
Net unrealized appreciation (depreciation) of investments	35,352	76,202	16,755		25,786	77,774	1,710		—
Total Net Assets	$207,607	$570,680	$87,200		$131,991	$376,686	$122,015		$72,834
Investor Class
Net Assets	$207,607	$570,680	$87,200		$131,991	$376,686	$16,418		$72,834
Shares Outstanding	13,988	25,345	4,437		5,617	14,923	2,089		72,834
Net Asset Value, Offering Price and Redemption Price Per Share	$14.84	$22.52	$19.65		$23.50	$25.24	$7.86		$1.00
Institutional Class
Net Assets	N/A	N/A	N/A		N/A	N/A	$105,597		N/A
Shares Outstanding	N/A	N/A	N/A		N/A	N/A	13,559		N/A
Net Asset Value, Offering Price and Redemption Price Per Share	N/A	N/A	N/A		N/A	N/A	$7.79		N/A

a Rounds to less than $1.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES (CONTINUED)

December 31, 2006

(all amounts except per share amounts in thousands)

	Transamerica Premier Institutional Bond Fund	Transamerica Premier Institutional Equity Fund		Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
Assets
Investment, at cost	$1,046	$46,036		$527		$480
Investment, at value	$1,042	$56,710		$628		$593
Cash	4	1,800		36		8
Receivables:
Fund shares sold	—	722		—		—
Interest	10	6		—		—
Dividends	—	34		1		1
Reimbursement from adviser	17	—		16		16
	$1,073	$59,272		$681		$618
Liabilities
Payables:
Securities purchased	—	744		2		—
Fund shares redeemed	—	43		—		—
Advisory fees	—	19		—		—
Transfer agent fees	—	1		—		—
Director fees	— [a]	—	[a]	—	[a]	—	[a]
Other accrued expenses	6	17		5		5
	6	824		7		5
Total Net Assets	$1,067	$58,448		$674		$613
Net Assets Consist of:
Paid-in capital	1,096	47,713		560		501
Undistributed (accumulated) net investment income (loss)	—	3		2		2
Undistributed (accumulated) net realized gain (loss) on investments	(25)	57		11		(3)
Net unrealized appreciation (depreciation) of investments	(4)	10,675		101		113
Total Net Assets	$1,067	$58,448		$674		$613
Institutional Class
Net Assets	$1,067	$58,448		$674		$613
Shares Outstanding	113	4,785		55		50
Net Asset Value, Offering Price and Redemption Price Per Share	$9.41	$12.21		$12.32		$12.21

a Rounds to less than $1.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF OPERATIONS

For the year ended December 31, 2006

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund		Transamerica Premier Cash Reserve Fund
Investment Income
Interest income	$162	$500	$108	$203	$5,092	$8,702		$2,546
Dividend income	2,022	3,619	456	889	2,166	36		—
Less withholding taxes on foreign dividends	(2)	(7)	—	—	(4)	—		—
Total Income	2,182	4,112	564	1,092	7,254	8,738		2,546
Expenses
Investment advisory fees	954	3,149	574	888	1,929	599		164
Administration fee	35	50	32	34	42	32		28
Transfer agent and shareholder servicing fees:
Investor Class	483	581	204	281	630	19		78
Institutional Class	—	—	—	—	—	—	[a]	—
Distribution and service fees:
Investor Class	458	1,187	239	370	854	31		—
Custodian fees	21	56	16	30	43	27		9
Registration fees:
Investor Class	20	54	18	23	28	19		22
Institutional Class	—	—	—	—	—	—	[a]	—
Legal fees	26	71	14	21	46	15		6
Audit fees	43	129	18	27	67	15		12
Directors fees and expenses	18	47	10	15	33	11		5
Printing fees	21	76	12	18	38	8		5
Other expenses	26	62	14	21	49	17		11
Total expenses before waiver and reimbursement	2,105	5,462	1,151	1,728	3,759	793		340
Reimbursed expenses and waived fees	—	—	—	—	—	(36)		(216)
Net Expenses	2,105	5,462	1,151	1,728	3,759	757		124
Net Investment Income (Loss)	77	(1,350)	(587)	(636)	3,495	7,981		2,422
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,010	33,315	12,232	19,086	2,546	1,446		—
Change in unrealized appreciation (depreciation) on investments	13,636	286	(6,906)	(13,502)	20,231	674		—
Net Realized and Unrealized Gain (Loss) on Investments	15,646	33,601	5,326	5,584	22,777	2,120		—
Net Increase (Decrease) in Net Assets from Operations	$15,723	$32,251	$4,739	$4,948	$26,272	$10,101		$2,422

a Rounds to less than $1.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended December 31, 2006

(all amounts in thousands)

	Transamerica Premier Institutional Bond Fund	Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
Investment Income
Interest income	$54	$42	$1		$—
Dividend income	—	370	11		6
Less withholding taxes on foreign dividends	—	(1)	—		—
Total Income	54	411	12		6
Expenses
Investment advisory fees	5	360	5		4
Administration fee	27	28	26		26
Transfer agent and shareholder servicing fees:
Institutional Class	— [a]	6	—	[a]	—	[a]
Custodian fees	10	9	4		4
Registration fees:
Institutional Class	17	24	18		16
Legal fees	—	5	—		—
Audit fees	—	5	—		—
Directors fees and expenses	— [a]	5	—	[a]	—	[a]
Printing fees	—	7	—		—
Other expenses	1	7	1		1
Total expenses before waiver and reimbursement	60	456	54		51
Reimbursed expenses and waived fees	(55)	(87)	(49)		(47)
Net Expenses	5	369	5		4
Net Investment Income (Loss)	49	42	7		2
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(12)	756	28		4
Change in unrealized appreciation (depreciation) on investments	3	3,432	71		48
Net Realized and Unrealized Gain (Loss) on Investments	(9)	4,188	99		52
Net Increase (Decrease) in Net Assets from Operations	$40	$4,230	$106		$54

a Rounds to less than $1.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77	$145	$(1,350)	$(900)	$(587)	$(361)
Net realized gain (loss) on investments	2,010	158	33,315	12,154	12,232	7,799
Change in unrealized appreciation (depreciation) on investments	13,636	10,565	286	21,281	(6,906)	7,287
Net increase (decrease) in net assets resulting from operations	15,723	10,868	32,251	32,535	4,739	14,725
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	—	(119)	—	—	—	—
From net realized gains on investments:
Investor Class	(1,931)	—	(28,810)	(9,672)	—	—
Net decrease in net assets resulting from distributions	(1,931)	(119)	(28,810)	(9,672)	—	—
Net Fund Shares Transactions	44,888	56,498	144,058	194,681	(29,244)	(2,271)
Net increase (decrease) in net assets	58,680	67,247	147,499	217,544	(24,505)	12,454
Net Assets
Beginning of period	148,927	81,680	423,181	205,637	111,705	99,251
End of period[1]	$207,607	$148,927	$570,680	$423,181	$87,200	$111,705
[1] Includes undistributed (accumulated) net investment income of:	$—	$33	$—	$—	$—	$—

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier High Yield Bond Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(636)	$(293)	$3,495	$3,218	$7,981	$8,919
Net realized gain (loss) on investments	19,086	11,632	2,546	8,567	1,446	1,283
Change in unrealized appreciation (depreciation) on investments	(13,502)	6,549	20,231	5,082	674	(6,204)
Net increase (decrease) in net assets resulting from operations	4,948	17,888	26,272	16,867	10,101	3,998
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	—	(18)	(2,826)	(3,282)	(827)	(583)
Institutional Class	—	—	—	—	(7,060)	(8,465)
Class A	—	—	—	(132)	—	—
From net realized gains on investments:
Investor Class	—	—	(1,997)	—	—	—
Net decrease in net assets resulting from distributions	—	(18)	(4,823)	(3,414)	(7,887)	(9,048)
Net Fund Shares Transactions	(25,021)	1,797	49,345	26,460	10,259	(28,796)
Net increase (decrease) in net assets	(20,073)	19,667	70,794	39,913	12,473	(33,846)
Net Assets
Beginning of period	152,064	132,397	305,892	265,979	109,542	143,388
End of period[1]	$131,991	$152,064	$376,686	$305,892	$122,015	$109,542
[1] Includes undistributed (accumulated) net investment income of:	$—	$—	$1,081	$30	$122	$—

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Cash Reserve Fund		Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Period Ended December 31, 2005[a]	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,422	$1,154	$49	$24	$42	$(40)
Net realized gain (loss) on investments	—	—	(12)	(10)	756	5,087
Change in unrealized appreciation (depreciation) on investments	—	—	3	(7)	3,432	2,437
Net increase (decrease) in net assets resulting from operations	2,422	1,154	40	7	4,230	7,484
Dividends / Distributions to Shareholders
From net investment income:
Investor class	(2,422)	(1,154)	—	—	—	—
Institutional class	—	—	(52)	(26)	(39)	—
Return of capital	—	—	(24)	—	—	—
From net realized gains on investments:
Institutional class	—	—	—	—	(608)	(5,437)
Net decrease in net assets resulting from distributions	(2,422)	(1,154)	(76)	(26)	(647)	(5,437)
Net Fund Shares Transactions	33,429	2,367	76	1,046	10,759	(20,051)
Net increase (decrease) in net assets	33,429	2,367	40	1,027	14,342	(18,004)
Net Assets
Beginning of period	39,405	37,038	1,027	—	44,106	62,110
End of period[1]	$72,834	$39,405	$1,067	$1,027	$58,448	$44,106
[1] Includes undistributed (accumulated) net investment income of:	$—	$—	$—	$—	$3	$—

a Commenced operation on February 1, 2005.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
	Year Ended December 31, 2006	Period Ended December 31, 2005[a]	Year Ended December 31, 2006	Period Ended December 31, 2005[a]
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7	$5	$2	$2
Net realized gain (loss) on investments	28	28	4	(8)
Change in unrealized appreciation (depreciation) on investments	71	30	48	65
Net increase (decrease) in net assets resulting from operations	106	63	54	59
Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	(6)	(4)	—	(2)
From net realized gains on investments:
Institutional Class	(16)	(23)	—	—
Net decrease in net assets resulting from distributions	(22)	(27)	—	(2)
Net Fund Shares Transactions	27	527	—	502
Net increase (decrease) in net assets	111	563	54	559
Net Assets
Beginning of period	563	—	559	—
End of period[1]	$674	$563	$613	$559
[1] Includes undistributed (accumulated) net investment income of:	$2	$1	$2	$—

a Commenced operation on February 1, 2005.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Diversified Equity Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$13.69	$12.70	$11.17	$8.87	$11.10
Operations
Net investment income (loss)[a]	0.01	0.02	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.28	0.99	1.51	2.31	(2.22)
Total from investment operations	1.29	1.01	1.54	2.30	(2.23)
Dividends / Distributions and Other to Shareholders
Net investment income	—	(0.02)	(0.01)	—	—
Net realized gains on investments	(0.14)	—	—	—	—
Total dividends/distributions	(0.14)	(0.02)	(0.01)	—	—
Net Asset Value End of year	$14.84	$13.69	$12.70	$11.17	$8.87
Total Return[b]	9.42%	7.93%	13.81%	25.93%	(20.09%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.10%	1.20%	1.20%	1.20%
Before reimbursement/fee waiver	1.15%	1.31%	1.47%	1.80%	2.02%
Net investment income (loss), after reimbursement/fee waiver	0.04%	0.13%	0.28%	(0.07%)	(0.15%)
Portfolio turnover rate	36%	35%	30%	24%	72%
Net assets end of the year (in thousands)	$207,607	$148,927	$71,487	$18,660	$8,822

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$22.05	$19.46	$16.90	$12.93	$17.11
Operations
Net investment loss[a]	(0.07)	(0.08)	(0.02)	(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	1.74	3.19	2.58	4.04	(4.05)
Total from investment operations	1.67	3.11	2.56	3.97	(4.18)
Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(1.20)	(0.52)	—	—	—
Total dividends/distributions	(1.20)	(0.52)	—	—	—
Net Asset Value End of year	$22.52	$22.05	$19.46	$16.90	$12.93
Total Return[b]	7.54%	15.96%	15.15%	30.70%	(24.43%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.09%	1.29%	1.43%	1.42%
Before reimbursement/fee waiver	1.15%	1.09%	1.29%	1.43%	1.42%
Net investment loss, after reimbursement/fee waiver	(0.28%)	(0.38%)	(0.13%)	(0.46%)	(0.91%)
Portfolio turnover rate	37%	32%	34%	38%	34%
Net assets end of the year (in thousands)	$570,680	$423,181	$179,454	$146,833	$96,788

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.01), $(0.00), $(0.07), and $(0.10) for the Diversified Equity Fund for the years ended December 31, 2005, 2004, 2003 and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total Return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$18.59	$16.01	$13.87	$9.94	$13.84
Operations
Net investment loss[a]	(0.11)	(0.06)	(0.07)	(0.07)	(0.12)
Net realized and unrealized gain (loss) on investments	1.17	2.64	2.21	4.00	(3.78)
Total from investment operations	1.06	2.58	2.14	3.93	(3.90)
Net Asset Value End of year	$19.65	$18.59	$16.01	$13.87	$9.94
Total Return[b]	5.70%	16.12%	15.43%	39.54%	(28.18%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	1.32%	1.36%	1.40%	1.40%
Before reimbursement/fee waiver	1.20%	1.32%	1.36%	1.54%	1.56%
Net investment loss, after reimbursement/fee waiver	(0.61%)	(0.38%)	(0.48%)	(0.65%)	(1.08%)
Portfolio turnover rate	46%	67%	64%	59%	43%
Net assets end of the year (in thousands)	$87,200	$111,705	$92,565	$87,075	$73,525

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$22.56	$19.73	$16.99	$12.69	$15.57
Operations
Net investment loss[a]	(0.10)	(0.05)	(0.08)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments	1.04	2.88	2.82	4.40	(2.72)
Total from investment operations	0.94	2.83	2.74	4.30	(2.88)
Dividends / Distributions and Other to Shareholders
Net investment income	—	(0.00)[c]	—	—	—
Redemption fees	—	(0.00)[c]	—	—	—
Total dividends/distributions	—	(0.00)	—	—	—
Net Asset Value End of year	$23.50	$22.56	$19.73	$16.99	$12.69
Total Return[b]	4.17%	14.36%	16.13%	33.88%	(18.50%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.17%	1.31%	1.36%	1.40%	1.40%
Before reimbursement/fee waiver	1.17%	1.31%	1.36%	1.47%	1.42%
Net investment loss, after reimbursement/fee waiver	(0.43%)	(0.24%)	(0.44%)	(0.70%)	(1.12%)
Portfolio turnover rate	64%	52%	37%	29%	37%
Net assets end of the year (in thousands)	$131,991	$152,064	$118,442	$93,747	$81,481

a Net investment income (loss) is after waivers and reimbursements by the Advisor (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09), and $(0.14) for the Focus Fund for the years ended December 31, 2003, and 2002, and $(0.05), $(0.11), and $(0.16), for the Growth Opportunities Fund for the years ended December 31, 2005, 2003, and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of share outstanding during the period.

b Total return represents aggregate total return for each period.

c Rounds to less than 0.01 per share.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$23.63	$22.60	$20.22	$16.60	$18.70
Operations
Net investment income (loss)[a]	0.25	0.26	(0.22)	0.23	0.32
Net realized and unrealized gain (loss) on investments	1.69	1.04	2.83	3.62	(2.05)
Total from investment operations	1.94	1.30	2.61	3.85	(1.73)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.19)	(0.27)	(0.23)	(0.23)	(0.37)
Net realized gains on investments	(0.14)	—	—	—	—
Total dividends/distributions	(0.33)	(0.27)	(0.23)	(0.23)	(0.37)
Net Asset Value End of year	$25.24	$23.63	$22.60	$20.22	$16.60
Total Return[b]	8.20%	5.81%	12.92%	23.20%	(9.24%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.10%	1.08%	1.29%	1.29%	1.25%
Before reimbursement/fee waiver	1.10%	1.14%	1.29%	1.29%	1.25%
Net investment income (loss), after reimbursement/fee waiver	1.02%	1.14%	(1.04%)	1.28%	1.79%
Portfolio turnover rate	45%	53%	47%	39%	57%
Net assets end of the year (in thousands)	$376,686	$305,892	$245,138	$183,331	$126,564

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$7.71	$8.00	$7.76	$7.05	$7.96
Operations
Net investment income[a]	0.53	0.50	0.52	0.54	0.68
Net realized and unrealized gain (loss) on investments	0.14	(0.28)	0.25	0.74	(0.89)
Total from investment operations	0.67	0.22	0.77	1.28	(0.21)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.52)	(0.51)	(0.53)	(0.57)	(0.70)
Total dividends/distributions	(0.52)	(0.51)	(0.53)	(0.57)	(0.70)
Net Asset Value End of year	$7.86	$7.71	$8.00	$7.76	$7.05
Total Return[b]	9.01%	2.93%	10.38%	18.76%	(2.60%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.19%	1.34%	1.43%	1.64%	2.65%
Net investment income, after reimbursement/fee waiver	6.81%	6.46%	6.75%	7.26%	9.42%
Portfolio turnover rate	127%	93%	152%	171%	126%
Net assets end of the year (in thousands)	$16,418	$12,062	$8,227	$7,973	$7,604

a Net investment income is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.20, for the Balanced Fund for the year ended December 31, 2005 and $0.51, $0.24, $0.48, $0.49 and $0.56 for the High Yield Bond Fund for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund
	Investor Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Operations
Net investment income[a]	0.05	0.03	0.01	0.01	0.02
Total from investment operations	0.05	0.03	0.01	0.01	0.02
Dividends / Distributions and Other to Shareholders
Net investment income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)
Total dividends/distributions	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)
Net Asset Value End of year[c]	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[b]	4.91%	3.06%	1.16%	0.92%	1.62%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.68%	0.74%	0.63%	0.88%	0.60%
Net investment income, after reimbursement/fee waiver	4.87%	3.02%	1.13%	0.92%	1.59%
Net assets end of the year (in thousands)	$72,834	$39,405	$37,038	$43,847	$48,290

a Net investment income is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.05, $0.03, $0.01, $0.00, and $0.01 for the Cash Reserve Fund for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

c These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value Beginning of year	$7.65	$7.95	$7.70	$7.01	$7.91
Operations
Net investment income[a,f]	0.55	0.52	0.54	0.56	0.71
Net realized and unrealized gain (loss) on investments	0.13	(0.29)	0.26	0.71	(0.90)
Total from investment operations	0.68	0.23	0.80	1.27	(0.19)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.54)	(0.53)	(0.55)	(0.58)	(0.71)
Total dividends/distributions	(0.54)	(0.53)	(0.55)	(0.58)	(0.71)
Net Asset Value End of year	$7.79	$7.65	$7.95	$7.70	$7.01
Total Return[b]	9.23%	3.08%	10.88%	18.87%	(2.24%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.64%	0.65%	0.63%	0.65%	0.65%
Before reimbursement/fee waiver	0.64%	0.70%	0.63%	0.72%	0.74%
Net investment income, after reimbursement/fee waiver	7.09%	6.65%	7.06%	7.56%	9.72%
Portfolio turnover rate	127%	93%	152%	171%	126%
Net assets end of the year (in thousands)	$105,597	$97,480	$135,161	$118,982	$105,644

	Transamerica Premier Institutional Bond Fund
	Institutional Class
	Year Ended December 31, 2006	Period Ended December 31, 2005[e]
Net Asset Value Beginning of year	$9.75	$10.00
Operations
Net investment income[a]	0.46	0.38
Net realized and unrealized loss on investments	(0.10)	(0.23)
Total from investment operations	0.36	0.15
Dividends / Distributions and Other to Shareholders
Net investment income	(0.48)	(0.40)
Return of capital	(0.22)	—
Total dividends/distributions	(0.70)	(0.40)
Net Asset Value End of year	$9.41	$9.75
Total Return[b]	3.88%	1.53%[d]
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.45%	0.45%[c]
Before reimbursement/fee waiver	5.74%	7.97%[c]
Net investment income, after reimbursement/fee waiver	4.80%	4.18%[c]
Portfolio turnover rate	151%	269%[d]
Net assets end of the year (in thousands)	$1,067	$1,027

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.51, $0.55 and $0.70 for the High Yield Bond Fund for the years ended December 31, 2005, 2003 and 2002, respectively, and $(0.05) and $(0.30) for the Institutional Bond Fund for the year ended December 31, 2006 and the period ended December 31, 2005, respectively.Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represent aggregate total return for each period.

c Annualized.

d Not annualized.

e Commenced operations on February 1, 2005.

f Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Institutional Equity Fund
	Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Period Ended December 31, 2004[e]
Net Asset Value Beginning of year	$11.41	$11.11	$10.00
Operations
Net investment income (loss)[a]	0.01	(0.01)	0.08
Net realized and unrealized gain on investments	0.93	1.91	1.40
Total from investment operations	0.94	1.90	1.48
Dividends / Distributions and Other to Shareholders
Net investment income	(0.01)	—	(0.36)
Net realized gains on investments	(0.13)	(1.60)	(0.01)
Total dividends/distributions	(0.14)	(1.60)	(0.37)
Net Asset Value End of year	$12.21	$11.41	$11.11
Total Return[b]	8.22%	17.03%	11.51%[d]
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%	0.75%[c]
Before reimbursement/fee waiver	0.93%	1.05%	0.90%[c]
Net investment income (loss), after reimbursement/fee waiver	0.09%	(0.06%)	1.31%[c]
Portfolio turnover rate	31%	122%	18%[d]
Net assets end of the year (in thousands)	$58,448	$44,106	$62,110

	Transamerica Premier Institutional Small Cap Value Fund
	Institutional Class
	Year Ended December 31, 2006	Period Ended December 31, 2005[f]
Net Asset Value Beginning of year	$10.73	$10.00
Operations
Net investment income[a]	0.14	0.10
Net realized and unrealized gain on investments	1.88	1.17
Total from investment operations	2.02	1.27
Dividends / Distributions and Other to Shareholders
Net investment income	(0.12)	(0.08)
Net realized gains on investments	(0.31)	(0.46)
Total dividends/distributions	(0.43)	(0.54)
Net Asset Value End of year	$12.32	$10.73
Total Return[b]	18.74%	12.67%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.85%	0.85%[c]
Before reimbursement/fee waiver	8.68%	9.32%[c]
Net investment income, after reimbursement/fee waiver	1.15%	1.00%[c]
Portfolio turnover rate	53%	53%[d]
Net assets end of the year (in thousands)	$674	$563

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.01), $(0.04) and $0.07 for the Institutional Equity Fund for the year ended December 31, 2006, 2005 and 2004, respectively, and (0.79) and (0.72) for the Institutional Small Cap Value Fund for the year ended December 31, 2006 and 2005 respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

c Annualized.

d Not annualized.

e Commenced operations on June 1, 2004.

f Commenced operations on February 1, 2005.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Institutional Diversified Equity Fund
	Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005[e]
Net Asset Value Beginning of year	$11.14	$10.00
Operations
Net investment income[a]	0.05	0.05
Net realized and unrealized gain on investments	1.02	1.14
Total from investment operations	1.07	1.19
Dividends/Distributions and Other to Shareholders
Net investment income	—	(0.05)
Total dividends/distributions	—	(0.05)
Net Asset Value End of year	$12.21	$11.14
Total Return[b]	9.61%	11.88%[d]
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%[c]
Before reimbursement/fee waiver	8.90%	9.27%[c]
Net investment income, after reimbursement/fee waiver	0.40%	0.52%[c]
Portfolio turnover rate	40%	38%[d]
Net assets end of the year (in thousands)	$613	$559

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.90) and $(0.75) for the Institutional Diversified Equity Fund for the year ended December 31, 2006 and period ended December 31, 2005, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

c Annualized.

d Not annualized.

e Commenced operations on February 1, 2005.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

(all amounts in thousands)

1.  Organization and Significant Accounting Policies

Transamerica Investors, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Company is composed of eleven Funds: Transamerica Premier Diversified Equity Fund (the "Diversified Equity Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Focus Fund (the "Focus Fund"), Transamerica Premier Growth Opportunities Fund (the "Growth Opportunities Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), Transamerica Premier Institutional Bond Fund (the "Institutional Bond Fund"), Transamerica Premier Institutional Equity Fund ("the Institutional Equity Fund"), Transamerica Premier Institutional Small Cap Value Fund ("the Institutional Small Cap Value Fund") and Transamerica Premier Institutional Diversified Equity Fund ("the Institutional Diversified Equity Fund"), (collectively referred to as the "Funds"). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds' prospectuses.

Effective January 26, 2006, Transamerica Premier Institutional Small/Mid Cap Value Fund was renamed to Transamerica Premier Institutional Small Cap Value Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Multiple Class Operations and Expenses

The Company currently offers two classes of shares, an Investor and an Institutional class, that reflect different expense levels. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund.

Valuation of Securities

Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted sale bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which approximates market value.

The Funds value their investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments. Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds' Valuation Committee, using guidelines adopted by the Board of Directors.

Pricing of Shares

The Funds price their shares on the basis of the net asset value of each class of shares of the Funds, which are determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Cash

The Funds may leave cash overnight in their cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Funds to invest excess cash into a savings account, which at December 31, 2006, was paying an interest rate of 3.70%.

Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method, except the Cash Reserve Fund, which recognizes discount and premium on a straight-line basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the High Yield Fund and the Institutional Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Diversified Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund , the Balanced Fund, the Institutional Equity Fund, the Institutional Small Cap Value Fund and the Institutional Diversified Equity Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2006

(all amounts in thousands)

in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a fund level.

The tax character of distributions paid to shareholders during 2006 and 2005 were as follows:

	2006				2005
Fund	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total
Diversified Equity Fund	$—	$1,931	$—	$1,931	$119	$—	$—	$119
Equity Fund	—	28,810	—	28,810	—	9,672	—	9,672
Focus Fund	—	—	—	—	—	—	—	—
Growth Opportunities Fund	—	—	—	—	18	—	—	18
Balanced Fund	2,826	1,997	—	4,823	2,543	871	—	3,414
High Yield Fund	7,887	—	—	7,887	9,048	—	—	9,048
Cash Reserve Fund	2,422	—	—	2,422	1,154	—	—	1,154
Institutional Bond Fund	52		24	76	24	—	2	26
Institutional Equity Fund	647	—	—	647	5,437	—	—	5,437
Institutional Small Cap Value Fund	13	9	—	22	27	—	—	27
Institutional Diversified Equity Fund	—	—	—	—	—	—	2	2

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Diversified Equity Fund	$—	$158	$(19)	$35,381	$35,520
Equity Fund	—	4,357	—	75,218	79,575
Focus Fund	—	—	(10,573)	16,732	6,159
Growth Opportunities Fund	—	—	(22,667)	25,782	3,115
Balanced Fund	1,150	850	—	77,701	79,701
High Yield Fund	196	—	(20,511)	1,621	(18,694)
Cash Reserve Fund	—	—	—	—	—
Institutional Bond Fund	—	—	(25)	(4)	(29)
Institutional Equity Fund	4	101	—	10,630	10,735
Institutional Small Cap Value Fund	1	9	—	104	114
Institutional Diversified Equity Fund	2	—	(3)	113	112

* Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from real estate investment trusts and premium amortization.

As of December 31, 2006, the following Funds have capital loss carryforwards which are available to affect future realized capital gains through the periods listed:

Fund	Expiring December 2009	Expiring December 2010	Expiring December 2011	Expiring December 2012	Expiring December 2013	Expiring December 2014
Diversified Equity Fund	$—	$—	$—	$—	$—	$—
Equity Fund	—	—	—	—	—	—
Focus Fund	—	10,573	—	—	—	—
Growth Opportunities Fund	17,211	3,461	1,995	—	—	—
Balanced Fund	—	—	—	—	—	—
High Yield Fund	2,692	17,819	—	—	—	—
Cash Reserve Fund	—	—	—	—	—	—
Institutional Bond Fund	—	—	—	—	6	19
Institutional Equity Fund	—	—	—	—	—	—
Institutional Small Cap Value Fund	—	—	—	—	—	—
Institutional Diversified Equity Fund	—	—	—	—	3	—

The capital loss carryforward utilized during the year ended December 31, 2006 was as follows:

Fund	Capital Loss Carryforward Utilized During the Year Ended December 31, 2006
Diversified Equity Fund	$101
Focus Fund	12,224
Growth Opportunities Fund	19,081
High Yield Fund	1,314
Institutional Diversified Equity	3

From November 1, 2006 to December 31, 2006, the Diversified Equity Fund incurred net realized capital losses of $19. As permitted by tax regulations, the Fund has elected to defer these losses and treat them as arising in the year ending December 31, 2007.

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no federal income or excise tax provision is required to be paid by the Funds.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital, distributions from real estate investment trusts, premium amortization, net operating losses and capital loss

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2006

(all amounts in thousands)

carryforwards. Permanent items identified in the year ended December 31, 2006, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-in Capital
Diversified Equity Fund	$(110)	$193	$(83)
Equity Fund	1,350	—	(1,350)
Focus Fund	587	46	(633)
Growth Opportunities Fund	636	—	(636)
Balanced Fund	382	(660)	278
High Yield Fund	28	(205)	177
Cash Reserve Fund	—	—	—
Institutional Bond Fund	27	(3)	(24)
Institutional Equity Fund	—	—	—
Institutional Small Cap Value Fund	—	(6)	6
Institutional Diversified Equity Fund	—	—	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Fees and Other Transactions With Affiliates

The Company has an Investment Advisory Agreement on behalf of each Fund (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser"), an affiliate of AEGON N.V., a Netherlands corporation. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	% of ANA
Focus Fund	0.60%
Growth Opportunities Fund	0.60%
High Yield Fund	0.53%
Cash Reserve Fund	0.33%
Institutional Bond Fund	0.43%
Institutional Equity Fund	0.73%
Institutional Small Cap Value Fund	0.83%
Institutional Diversified Equity Fund	0.73%

The Premier Focus and Growth Opportunities Funds will pay the Advisory Fees at the annual rates shown above until April 30, 2008. Starting May 1, 2008, each of the Premier Focus and Growth Opportunities Funds will pay TIM an Advisory Fee with a performance-based component, so that if a Fund's performance is greater than that of its benchmark, the S&P 500 Index for the Premier Focus Fund and the Russell 2500 Growth Index for the against Premier Growth Opportunities Fund, TIM will earn more, and if it is less than that of the Index, TIM will earn less.

See the funds' prospectus for additional information.

The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund.

These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class
Focus Fund	1.40%	—
Growth Opportunities Fund	1.40%	—
High Yield Fund	0.90%	0.65%
Cash Reserve Fund	0.25%	—
Institutional Bond Fund	—	0.45%
Institutional Equity Fund	—	0.75%
Institutional Small Cap Value Fund	—	0.85%
Institutional Diversified Equity Fund	—	0.75%

The Adviser is entitled to be paid by the Equity Fund, Diversified Equity Fund, and Balanced Fund an annual advisory fee, which is accrued daily and paid monthly based on average net assets ("ANA"), which may vary between a minimum fee and a maximum fee as follows.

Fund	Minimum Fee	Maximum Fee
Equity Fund	0.50% of ANA	0.85% of the first $1 billion of ANA
0.82% of the next $1 billion of ANA
0.80% of ANA over $2 billion
Diversified Equity Fund	0.50% of ANA	0.75% of the first $1 billion of ANA
0.72% of the next $1 billion of ANA
0.70% of ANA over $2 billion
Balanced Fund	0.50% of ANA	0.75% of the first $1 billion of ANA
0.72% of the next $1 billion of ANA
0.70% of ANA over $2 billion

If payment of the maximum fee would result in a Fund's annualized operating expenses in any month to exceed the applicable contractual expense limitation ("Expense Cap") (shown below), the advisory fee payable to the Adviser will reduce from the maximum fee, but not below the minimum fee, in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the minimum fee would result in Fund operating expenses exceeding the Expense Cap, the Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap.

The Funds are subject to an Expense Cap applicable to each Fund's annual total operating expenses as follows:

Fund	Expense Caps
Equity Fund	1.15%
Diversified Equity Fund	1.15%
Balanced Fund	1.10%

The actual advisory fees paid for the year ended December 31, 2006 were:

Fund	Advisory Fees %
Equity Fund	0.66%
Diversified Equity Fund	0.52%
Balanced Fund	0.56%

Transamerica Fund Services, Inc. ("TFS") serves as administrator and transfer agent to the Funds. The Funds paid transfer agent fees of $2,282 to TFS for the year ended December 31, 2006.

TFS is also an affiliate of AEGON N.V.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2006

(all amounts in thousands)

The Company entered into an Administrative Services Agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS an annual fee of 0.02% of average net assets of the Funds. Effective April 1, 2006, this fee is subject to a $35 minimum per Fund per year.

AFSG Securities Corporation ("AFSG") is the principal underwriter and distributor of the shares for each of the Funds. AFSG is an affiliate of AEGON N.V.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated entities. No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company except for the Chief Compliance Officer. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $14,000 (amounts not in thousands) annual fee, $1,500 for each Board meeting attended, and $1,000 for each Board audit committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. The lead independent director and audit committee chairperson each receives an additional $3,000 (amount not in thousands) annual fee.

For the year ended December 31, 2006, the Funds expensed aggregate fees of $144 to all directors who are not affiliated persons of the Investment Adviser.

As of December 31, 2006, the Adviser and its affiliates held the following percentages of outstanding shares:

Fund	Outstanding Shares %
Diversified Equity Fund	4%
Equity Fund	2%
Focus Fund	17%
Growth Opportunities Fund	14%
Balanced Fund	7%
High Yield Fund	87%
Cash Reserve Fund	10%
Institutional Bond Fund	49%
Institutional Equity Fund	1%
Institutional Small Cap Value Fund	99%
Institutional Diversified Equity Fund	100%

3.  Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund. On November 1, 1997, Transamerica Securities Sales Corporation ("TSSC") and subsequently AFSG agreed to waive the distribution fees until at least April 30, 2008 for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice after April 30, 2008. For the Institutional Shares, there is no annual 12b-1 distribution fee. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

4.  Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2006 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Diversified Equity Fund	$107,339	$—	$64,111	$—
Equity Fund	285,084	—	173,505	—
Focus Fund	43,215	—	67,970	—
Growth Opportunities Fund	91,018	—	114,035	—
Balanced Fund	128,748	62,226	89,109	58,778
High Yield Fund	142,861	5,548	133,357	5,618
Institutional Bond Fund	671	931	568	955
Institutional Equity Fund	24,221	—	15,030	—
Institutional Small Cap Value Fund	310	—	309	—
Institutional Diversified Equity Fund	228	—	231	—

5.  Capital Stock Transactions

At December 31, 2006, there were 1.04 billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

The Diversified Equity Fund, Equity Fund, Focus Fund and Growth Opportunities Fund have a short-term redemption fee in the Investor Class. Shares of these funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees are included as a reduction to the amount of Capital stock redeemed in the tables below.

TRANSAMERICA PREMIER
DIVERSIFIED EQUITY FUND  Authorized Shares — 50,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	5,188	$74,415	5,427	$68,922
Capital stock issued upon reinvestment of dividends and distributions	99	1,471	7	93
Capital stock redeemed	(2,179)	(31,004)	(999)	(12,673)
Redemption fees	N/A	6	N/A	6
Class level exchanges	N/A	N/A	815	9,938
Net increase	3,108	$44,888	5,250	$66,286

TRANSAMERICA PREMIER
DIVERSIFIED EQUITY FUND**

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	N/A	N/A	101	$1,246
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	—	—
Capital stock redeemed	N/A	N/A	(90)	(1,096)
Class level exchanges	N/A	N/A	(818)	(9,938)
Net decrease	N/A	N/A	(807)	$(9,788)

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2006

(all amounts in thousands)

TRANSAMERICA PREMIER
EQUITY FUND  Authorized Shares — 70,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	17,830	$408,020	10,731	$235,157
Capital stock issued upon reinvestment of dividends and distributions	1,220	27,528	427	9,461
Capital stock redeemed	(12,899)	(291,708)	(2,730)	(53,833)
Redemption fees	N/A	218	N/A	75
Class level exchanges	N/A	N/A	1,545	29,770
Net increase	6,151	$144,058	9,973	$220,630

TRANSAMERICA PREMIER
EQUITY FUND**

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	N/A	$N/A	302	$5,623
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	—	—
Capital stock redeemed	N/A	N/A	(98)	(1,802)
Class level exchanges	N/A	N/A	(1,574)	(29,770)
Net decrease	N/A	$N/A	(1,370)	$(25,949)

TRANSAMERICA PREMIER
FOCUS FUND  Authorized Shares — 60,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	483	$9,107	1,129	$19,432
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(2,055)	(38,368)	(1,290)	(21,266)
Redemption fees	N/A	17	N/A	6
Class level exchanges	N/A	N/A	390	6,232
Net increase (decrease)	(1,572)	$(29,244)	229	$4,404

TRANSAMERICA PREMIER
FOCUS FUND**

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	N/A	N/A	44	$671
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	—	—
Capital stock redeemed	N/A	N/A	(71)	(1,114)
Class level exchanges	N/A	N/A	(394)	(6,232)
Net decrease	N/A	N/A	(421)	$(6,675)

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND  Authorized Shares — 60,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,288	$29,926	1,815	$37,049
Capital stock issued upon reinvestment of dividends and distributions	—	—	1	18
Capital stock redeemed	(2,412)	(54,970)	(1,858)	(36,743)
Redemption fees	N/A	23	N/A	43
Class level exchanges	N/A	N/A	780	14,929
Net increase (decrease)	(1,124)	$(25,021)	738	$15,296

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND**

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	N/A	N/A	154	$2,900
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	—	—
Capital stock redeemed	N/A	N/A	(80)	(1,470)
Class level exchanges	N/A	N/A	(788)	(14,929)
Net decrease	N/A	N/A	(714)	$(13,499)

TRANSAMERICA PREMIER
BALANCED FUND  Authorized Shares — 60,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	4,126	$102,096	2,650	$59,484
Capital stock issued upon reinvestment of dividends and distributions	190	4,801	143	3,258
Capital stock redeemed	(2,338)	(57,552)	(1,686)	(37,796)
Class level exchanges	N/A	N/A	990	21,501
Net increase	1,978	$49,345	2,097	$46,447

TRANSAMERICA PREMIER
BALANCED FUND**

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	N/A	N/A	143	$3,172
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	6	132
Capital stock redeemed	N/A	N/A	(82)	(1,790)
Class level exchanges	N/A	N/A	(994)	(21,501)
Net decrease	N/A	N/A	(927)	$(19,987)

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND  Authorized Shares — 50,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,361	$18,293	2,341	$18,257
Capital stock issued upon reinvestment of dividends and distributions	97	755	67	528
Capital stock redeemed	(1,933)	(15,040)	(1,872)	(14,721)
Net increase	525	$4,008	536	$4,064

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND

	Year Ended December 31, 2006		Year Ended December 31, 2005
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	808	$6,213	783	$6,087
Capital stock issued upon reinvestment of dividends and distributions	918	7,060	1,098	8,465
Capital stock redeemed	(913)	(7,022)	(6,145)	(47,412)
Net increase (decrease)	813	$6,251	(4,264)	$(32,860)

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2006

(all amounts in thousands)

TRANSAMERICA PREMIER
CASH RESERVE FUND  Authorized Shares — 510,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	76,330	$76,330	60,631	$60,631
Capital stock issued upon reinvestment of dividends and distributions	2,383	2,383	1,136	1,136
Capital stock redeemed	(45,284)	(45,284)	(59,400)	(59,400)
Net increase	33,429	$33,429	2,367	$2,367

TRANSAMERICA PREMIER
INSTITUTIONAL BOND FUND*  Authorized Shares — 50,000

	Year Ended December 31, 2006		Period Ended December 31, 2005
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	—	$—	103	$1,020
Capital stock issued upon reinvestment of dividends and distributions	8	76	2	26
Capital stock redeemed	—	—	—	—
Net increase	8	$76	105	$1,046

TRANSAMERICA PREMIER
INSTITUTIONAL EQUITY FUND  Authorized Shares — 30,000

	Year Ended December 31, 2006		Year Ended December 31, 2005
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,748	$20,573	7,512	$81,418
Capital stock issued upon reinvestment of dividends and distributions	53	647	474	5,437
Capital stock redeemed	(883)	(10,461)	(9,710)	(106,906)
Net increase (decrease)	918	$10,759	(1,724)	$(20,051)

TRANSAMERICA PREMIER
INSTITUTIONAL SMALL CAP VALUE FUND*  Authorized Shares — 50,000

	Year Ended December 31, 2006		Period Ended December 31, 2005
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	—	$5	50	$500
Capital stock issued upon reinvestment of dividends and distributions	2	22	3	27
Capital stock redeemed	—	—	—	—
Net increase	2	$27	53	$527

TRANSAMERICA PREMIER
INSTITUTIONAL DIVERSIFIED EQUITY FUND*  Authorized Shares — 50,000

	Year Ended December 31, 2006		Period Ended December 31, 2005
Institutional Class Shares	Shares	Amount	Shares		Amount
Capital stock sold	—	$—	50		$500
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	(a)	1
Capital stock redeemed	—	—	—		—
Net increase	—	$—	50		$501

*Commenced operations on February 1, 2005.

**Class A shares converted to Investor Class shares on June 24, 2005.

(a) Rounds to less than $1.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the Fund's semi-annual period, June 29, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2006

(all amounts in thousands)

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2006, the Balanced Fund, Institutional Equity Fund and Institutional Small Cap Value Fund, each designates 72%, 55% and 28% as qualified income, respectively.

The percentage of ordinary dividends received during 2006 that qualifies for the corporate dividend received deduction was 70%, 54% and 17% for the Balanced Fund, Institutional Equity Fund and Institutional Small Cap Value Fund, respectively. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2006 by the percentage noted above.

For tax purposes, the Diversified Equity Fund, Equity Fund, Balanced Fund and Institutional Small Cap Value Fund have made Long-Term Capital Gain Designations of $1,931, $28,810, $1,997 and $9, respectively, for the year ended December 31, 2006.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page64

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds and is an affiliate of the Investment Adviser, Transamerica Investment Management, LLC ("TIM"). An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Independent Directors:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served		Number of Portfolios Overseen in the Complex	Principal Occupations During the Past 5 years	Other Directorships
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 DOB 8/28/33	Director and Chairman of the Board	Indefinite** 1995 – present; Chairman since 2004		11	Vice Chairman of Aon Risk Services Inc. of Southern California (1994 – present)	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 DOB 7/21/49	Director	1995 – 2006	****	11	Dean of Robinson College of Business, Georgia State University (1997 – present)	The ServiceMaster Company (1994 – present); Total System Services, Inc. (1999 – present); STI Classic Funds (2004 – present).

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 DOB 10/22/35	Director	Indefinite** 1995 – present		11	Chairman of Carl Terzian Associates (public relations) (1969 – present)	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present); Electronic Clearing House, Inc. (2002 – present).

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 DOB 6/13/52	Director	Indefinite** 2003 – present		11	Retired KPMG (1999 – present)	Big 5 Sporting Goods (2002 – present); Petco (2004 – present).

David R. Carpenter 660 Buena Vista Drive Santa Barbara, CA 90318 DOB 3/24/39	Director	Indefinite** 2005 – present		11	Chairman and CEO of UniHealth Foundation (1998 – present)	UniHealth Foundation (1998 – present); Paradign Partners International (2000 – present; Auto Club of Southern California (2000 – present); National Institute of Transplantation (2000 – present); Cancer Center of Santa Barbara (2000 – present)

Interested Director:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios Overseen in the Complex	Principal Occupations During the Past 5 years	Other Directorships
Gary U. Rollé* 11111 Santa Monica Blvd., Suite 820 Los Angeles, CA 90025 DOB 7/24/41	Director and President	Indefinite** 1999 – present; Director 2003 – present	11	Director, President & Chief Investment Officer, Transamerica Investment Management, LLC (TIM) (1999 – present); Director, President & Chief Investment Officer, Transamerica Investment Services, Inc. (TISI) (1967 – present); Director, Transamerica Life Canada; AEGON Capital Management Inc.; AEGON Fund Management Inc.; Gemini Investments, Inc.; Transamerica CBO I, Inc.	N/A

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page65

DIRECTORS AND OFFICERS (CONTINUED)

Officers:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served**		Principal Occupations During the Past 5 years
John K. Carter* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 4/24/61	Chief Executive Officer	2006 –	present***	Trustee (September 2006 – present), President & CEO (July 2006 – present), Senior Vice President (1999 – June 2006), Chief Compliance Officer, General Counsel & Secretary (1999 – August 2006), AEGON/Transamerica Series Trust (ATST), Transamerica IDEX Mutual Funds (TA IDEX); Director (September 2006 – present), President & CEO (July 2006 – present), Senior Vice President (2002 – June 2006), General Counsel, Secretary & Chief Compliance Officer (2002 – August 2006), Transamerica Income Shares (TIS); President, CEO (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2000 – present), General Counsel, & Secretary (2000 – September 2006), Chief Compliance Officer, (2004 – August 2006), Transamerica Fund Advisors, Inc. (TFAI); President, CEO (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2001 – present), General Counsel, & Secretary (2001 – August 2006), Transamerica Fund Services (TFS); Vice President, AFSG Securities Corporation (AFSG) (2001 – present); Vice President, Secretary & Chief Compliance Officer (2003 – August 2006), Transamerica Investors, Inc. (TII); Senior Vice President, General Counsel & Secretary, Transamerica Index Funds (TIF) (2002 – 2004); Vice President, Transamerica Investment Services, Inc. (TISI) (2003 – 2005) & Transamerica Investment Management, LLC (TIM) (2001 – 2005).

Dennis P. Gallagher* 570 Carillon Parkway St. Petersburg, FL 33716 DOB: 12/19/70	Vice President and Secretary	September 2006 – present***		Senior Vice President, General Counsel & Secretary, ATST, TA IDEX & TIS (September 2006 – present); Director, Senior Vice President, General Counsel & Secretary, TFAI & TFS (September 2006 – present); Deutsche Asset Management, Director (1998 – 2006).

Glenn E. Brightman* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 12/01/72	Vice President and Principal Financial Officer	November 2005 – present***		Senior Vice President & Principal Financial Officer, ATST, TA IDEX and TIS (2005 – present); Senior Vice President, TFS, TFAI (2005 – present); Manager – Mutual Fund Accounting, The Vanguard Group, Inc. (1996 – 2005).

T. Gregory Reymann, II* 570 Carillon Parkway St. Petersburg, FL 33716 DOB: 5/13/58:	Vice President and Chief Compliance Officer	September 2006 – present***		Chief Compliance Officer & Senior Vice President, ATST, TA IDEX, TFAI, TIS (2006 – present); Vice President & Senior Counsel, TFS (2005 – 2006); Vice President & Counsel, ATST, TA IDEX, TFAI, TIS (2004 – 2006), TFS (2004 – 2005) & TIF (2004); Attorney, Gould, Cooksey, et. al. (2002 – 2004).

*  May be deemed an "interested person" (as that term is defined in the 1940 Act).

**  Directors serve an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

***  Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc., except for the Chief Compliance Officer, receives any compensation from Transamerica Investors, Inc.

****  Sidney Harris resigned from the Board effective 12/31/06.

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT
page66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Bond Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund and Transamerica Premier Institutional Diversified Equity Fund ) (the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 17, 2007

TRANSAMERICA PREMIER FUNDS 2006 ANNUAL REPORT

This Page Intentionally Left Blank

Transamerica Premier Funds

Investment Adviser

Transamerica Investment Management, LLC
11111 Santa Monica Blvd., Suite 820
Los Angeles, California 90025

Distributor*

AFSG Securities Corporation
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent

Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website (www.sec.gov).

In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Every year, we send shareholders informative materials such as the Transamerica Premier Funds Annual Report, the Transamerica Premier Funds Prospectus, and other required documents that keep you informed regarding your funds.

Transamerica Premier Funds will only send one piece per mailing address, a method that saves your fund money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Premier Funds Customer Service Representative, toll free, at 1-800-892-7587, 8:00 a.m. to 7:00 p.m. Eastern Time, Monday – Friday. Your request will take effect within 30 days.

* On or after May 1, 2007, AFSG Securities Corporation will cease to be the distributing firm. At that time, affiliate Transamerica Capital, Inc., Member NASD, will become the distributor.

Transamerica Fund Services, Inc.

P.O. BOX 219945

Kansas City, MO 64121-9945

PRSRT STD

U.S. POSTAGE

PAID

AEGON

This report must be preceded or accompanied by a current prospectus that contains complete information about Transamerica Premier Funds including charges and expenses and other important facts. Investors should carefully consider their investment objectives and risks, along with a product's charges & expenses, before investing. Please read the prospectus carefully before investing

This report is for the information of the shareholders of Transamerica Premier Funds.

©2006 AFSG Securities Corporation, Distributor, on or after May 1, 2007, AFSG Securities Corporation will cease to be the distributing firm. At that time, affiliate Transamerica Capital, Inc., Member NASD, will become the distributor.

AFSG Securities Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
www.transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-0207

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)            Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon her any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon her as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
(in thousands)		2006	2005

(a)	Audit Fees	233	211
(b)	Audit-related Fees	12	28
(c)	Tax Fees	33	30
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50,% disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

Currently the Registrant does not have a policy with regard to the consideration of director candidates recommended by shareholders.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date: March 8, 2007

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer

Date: March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer